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                                                                    Exhibit 3(a)



                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          LONG ISLAND LIGHTING COMPANY

            PURSUANT TO SECTION 807 OF THE BUSINESS CORPORATION LAW


         We, Anthony F. Earley, Jr. and Kathleen A. Marion, being respectively the President and Secretary of LONG ISLAND LIGHTING COMPANY, pursuant to
Section 807 of the Business Corporation Law, do hereby certify:

         1.  The name of the Corporation is Long Island Lighting Company.

         2. The Certificate of Incorporation was filed in the office of the Secretary of State on December 31, 1910. A Restated and Amended Certificate of Incorporation under Section 807 of the Business Corporation Law was filed by the Department of State on October 9, 1980.

         3. The text of the Certificate of Incorporation of the Corporation, as amended and supplemented by all certificates heretofore filed pursuant to law, as now in force and effect, is hereby restated in a single certificate, without further change or amendment thereto, except for the necessary inclusion of identifying headings and cross-references for amendments to said certificate which are now incorporated herein.

         4. The entire text of the Certificate of Incorporation of Long Island Lighting Company, as amended and supplemented by all certificates heretofore filed pursuant to law is hereby restated to read as follows:


                          CERTIFICATE OF INCORPORATION

                                       OF

                          LONG ISLAND LIGHTING COMPANY

        UNDER SECTION 3 OF THE NEW YORK TRANSPORTATION CORPORATIONS LAW

         FIRST:  The name of the Corporation is LONG ISLAND LIGHTING COMPANY.


         SECOND: The office of the Corporation is to be located in Hicksville, Town of Oyster Bay, County of Nassau, State of New York; and the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the Corporation which may be served upon him is 175 East Old Country Road, Hicksville, New York, 11801.
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THIRD:  The purposes of the Corporation shall be as follows:

        Manufacturing, using and supplying gas (herein defined, and intended throughout this Restated Certificate of Incorporation to include, gas either manufactured, natural or mixed) and electricity, for producing light, heat or power, and in lighting streets, avenues, public parks and places, and public and private buildings, in the Counties of Suffolk, Nassau and Queens, in the State of New York.

        Engaging in any lawful act or activity for which corporations may be formed under the Business Corporation Law but not in any act or activity for which the consent or approval of any state department, official, board, agency or other body is required without such consent or approval first being obtained.

In furtherance of the foregoing purposes, the Corporation shall have the following powers:

        To manufacture, use, acquire, purchase, store, transport, sell and deal in gas and electricity.

        To manufacture, use, acquire, purchase, store, sell and deal in derivatives of gas or electricity; by-products of the manufacture, use and storage of gas or electricity; water, and by-products of water, produced, treated, processed, purified or desalinized in conjunction with the manufacture of gas or electricity; instruments and devices for the production, conversion or utilization of energy; energy produced or converted as a by-product or derivative of or convenient adjunct to the manufacture and storage of gas or electricity.

        To purchase, acquire, make, sell, finance, and lease any and all machines, instruments, substances, apparatus and equipment in furtherance of or convenient to the sale of gas or electricity.

        To purchase, take, receive, subscribe for, or otherwise acquire, own, hold, vote, employ, sell, lend, lease, exchange, transfer or otherwise dispose of, mortgage, pledge, use or otherwise deal in and with bonds and other obligations, shares, or other securities or interests issued by others, whether engaged in similar or different business, governmental, or other activities, all as more fully set forth in Section 202 of the Business Corporation Law of New York State.

        To exercise the aforesaid powers for any and all lawful purposes, and generally to exercise all of the rights and powers conferred by the statutes of the State of New York on corporations incorporated for the purpose of supplying gas or electricity, or both, for light, heat and power, or by any other statutes which are or may hereafter become applicable to such corporations.

        In addition, to have and exercise all powers necessary or convenient to effect any or all of the purposes for which the corporation is formed.





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         FOURTH:  The total number of shares which the Corporation is authorized to issue, with an aggregate par value of two billion two hundred seven million five hundred thousand dollars ($2,207,500,000), is one hundred ninety-four million five hundred thousand (194,500,000) shares, divided into classes as follows: one hundred fifty million (150,000,000) shares of Common Stock of the par value of Five Dollars ($5) each, seven million five hundred thousand (7,500,000) shares of Preference Stock of the par value of One Dollar ($1) each, seven million (7,000,000) shares of Preferred Stock of the par value of One Hundred Dollars ($100) each, and thirty million (30,000,000) shares of Preferred Stock of the par value of Twenty-five Dollars ($25) each.


         FIFTH: I. The capital of the Corporation shall be at least equal to the sum of the aggregate par value of all issued shares having par value, plus the sum of $8,533,344 transferred to capital by resolution of the Board of Directors, and such additional amount as from time to time, by resolution of the Board of Directors, may be transferred thereto.

         II. Shares of the Corporation, including without limitation shares of "Preferred Stock, 5-3/4%, Series I", which have been heretofore or may be hereafter purchased, redeemed or otherwise reacquired and cancelled by the Corporation, may be reissued from time to time as shares of the Corporation of the same class as any such shares so purchased, redeemed or otherwise reacquired and cancelled by the Corporation, provided that no shares of Preferred Stock or Preference Stock so purchased, redeemed or otherwise reacquired and cancelled by the Corporation shall be reissued as shares of the same series of Preferred Stock or Preference Stock theretofore issued.

         III. The designations, preferences, privileges, and voting powers of the shares of each class, and the restrictions or qualifications thereof, are as follows:


                              A.  PREFERRED STOCK

         1. The Preferred Stock may be issued from time to time in one or more series, the shares of each such series to have such designations, preferences, privileges and voting powers, and restrictions or qualifications thereof, as are provided herein or as may be fixed prior to the issuance of such series by the Board of Directors; and the Board of Directors is hereby expressly authorized to fix from time to time before issuance the designations, preferences, privileges and voting powers of each such series which are not fixed herein, and the restrictions or qualifications thereof.

         2. The following designations, preferences, privileges and voting powers, and restrictions or qualifications thereof, shall apply to all shares of Preferred Stock authorized by this certificate, provided, however, that the Corporation may in the manner provided by law authorize and issue additional shares of Preferred Stock:

                 (a) The holders of each series of Preferred Stock shall be entitled to receive, if and when declared payable by the Board of Directors out of





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         assets legally available for the payment of dividends, cumulative cash dividends at such rate per share and payable quarterly on such dates as shall be fixed by resolution adopted by the Board of Directors prior to the issuance of such series. Dividends on each share of Preferred Stock shall commence to accrue on and be cumulative from the first day of the current dividend period within which such share was issued. If for any past dividend period or periods dividends shall not have been paid or declared and set apart for payment upon all outstanding shares of Preferred Stock at the rate per annum applicable thereto, the deficiency shall be fully paid or declared and set apart for payment (at any time without reference to any payment date) before any dividend shall be declared or paid or set apart for the Common Stock or any other class of stock ranking junior to the Preferred Stock. Accumulations of dividends shall not bear interest. In case the stated dividends are not paid in full, the shares of all series of the Preferred Stock shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full.

                 (b) The holders of the Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in paragraph (a) hereof.

                 (c) Upon any involuntary dissolution, liquidation, or winding up of the Corporation, the holders of shares of Preferred Stock shall be entitled to receive out of the assets of the Corporation, the par value of their shares, plus, in the case of each share, an amount equal to all dividends on such share accrued and unpaid thereon to the date of payment upon such dissolution, liquidation or winding up of the Corporation, before any distribution of the assets to be distributed shall be made to the holders of the Common Stock or any other class of stock ranking junior to the Preferred Stock.

                 Upon any voluntary dissolution, liquidation, or winding up of the Corporation, the holders of shares of Preferred Stock shall be entitled to receive out of the assets of the Corporation the then applicable redemption price of their shares, plus, in the case of each share, an amount equal to all dividends on such share accrued and unpaid thereon to the date of payment upon such dissolution, liquidation or winding up of the Corporation, before any distribution of the assets to be distributed shall be made to the holders of the Common Stock or any other class of stock ranking junior to the Preferred Stock.

                 In case the amounts payable on liquidation are not paid in full, the shares of all series shall share ratably in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

                 After payment to the holders of Preferred Stock of the preferential amounts to which they are entitled upon an involuntary or upon a voluntary dissolution, liquidation or winding up, as the case may be, as hereinabove provided, the holders of Preferred Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation, either upon any





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         distribution of surplus assets, or upon involuntary or upon voluntary dissolution, liquidation or winding up.

                 The sale, lease, exchange, assignment, transfer or conveyance of all or substantially all the property of the Corporation to, or the merger or consolidation of the Corporation into or with, any other corporation shall not be deemed to be an involuntary or a voluntary dissolution, liquidation or winding up for the purposes of this paragraph (c).

                 (d) At the option of the Board of Directors of the Corporation, the Corporation may redeem the whole or any part of the Preferred Stock at any time outstanding, or the whole or any part of any series thereof, at any time or from time to time, at the then applicable redemption price thereof as may be fixed by resolution adopted by the Board of Directors prior to the issuance of such series, plus accrued and unpaid dividends to the date of redemption; provided, however, that upon redemption of any outstanding shares of Preferred Stock not less than thirty (30) nor more than sixty (60) days previous to the date fixed for redemption, notice of the time and place thereof shall be given to the holders of record of Preferred Stock so to be redeemed, by mail and publication in a newspaper, printed in the English language and customarily published on each business day, of general circulation in the Borough of Manhattan, City and State of New York, in such manner as may be prescribed by the By-laws of the Corporation or by resolution of the Board of Directors; and, provided further, that the accidental failure to mail any such notice to one or more of such holders shall not affect the validity of such redemption as to the other holders, and that such notice shall be deemed to have been duly given to any holder of the Preferred Stock within the meaning of the foregoing provision when the same shall have been published as aforesaid and a copy deposited in the United States mails, postage prepaid, addressed to such holder at his last-known address as it appears on the books of the Corporation; and, provided further, that such notice shall include a statement to the effect that privileges of conversion or exchange, if any, not theretofore expiring, will expire at the close of business on the full business day next preceding the date fixed for redemption; and, provided further, that in every case of redemption of less than all of the outstanding shares of any one series of Preferred Stock, such redemption shall be made pro rata, or the shares of such series to be redeemed shall be chosen by lot in such manner as may be prescribed by resolution of the Board of Directors. At any time after notice of redemption has been given in the manner prescribed by the By-laws of the Corporation or by resolution of the Board of Directors to the holders of stock so to be redeemed, the Corporation may deposit funds sufficient for such redemption with a solvent bank or trust company having its principal office in the Borough of Manhattan, City and State of New York and having a combined capital and surplus of at least $5,000,000 named in such notice payable on the date fixed for redemption, as aforesaid, and in the amounts aforesaid, to the respective orders of the holders of the shares so to be redeemed, on endorsement to the Corporation or otherwise, as may be required, and upon surrender of the certificates for such shares. Upon the deposit of said money as aforesaid, or, if no such deposit is made, upon said redemption date (unless the Corporation defaults in making payment of the redemption price) such holders shall





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         cease to be stockholders with respect to said shares, and from and after the making of said deposit, or, if no such deposit is made, after the redemption date (the Corporation not having defaulted in making the payment of the redemption price), the said holders shall have no interest in or claims against the Corporation with respect to said shares except only the right to receive said moneys on the date fixed for redemption, as aforesaid, from said bank or trust company, or from the Corporation, as the case may be, without interest thereon, upon endorsement, if required, and surrender of the certificates as aforesaid and the right to exercise, on or before the close of business on the full business day next preceding the date fixed for redemption, privileges of conversion or exchange, if any, not theretofore expiring.

                 Any moneys deposited by the Corporation as aforesaid which shall not be required for such redemption because of the exercise of any such right of conversion or exchange subsequent to the date of such deposit shall be repaid to the Corporation forthwith. In case the holder of any Preferred Stock redeemed as aforesaid shall not, within six (6) years after said deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay over to the Corporation such amount so deposited and the depositary thereupon shall be relieved from all responsibility to such holder.

                 Subject to the provisions hereof, the Board of Directors shall have authority to prescribe from time to time the manner in which Preferred Stock shall be redeemed and cancelled.

                 Nothing herein contained shall limit or deprive the Corporation of the right to redeem or purchase any shares of Preferred Stock in any other manner now or hereafter permitted by law.

                 (e) Except as hereinafter provided and except as some provision of law expressly confers a right to vote regardless of any provision to the contrary in this Certificate or other certificate filed pursuant to law, the holders of Preferred Stock shall not be entitled to any notice of meetings of stockholders of the Corporation, or to vote, or to any voting rights whatsoever as stockholders of the Corporation, and are hereby specifically excluded from the right to vote in a proceeding for authorizing any guaranty pursuant to Section 908 of the Business Corporation Law, for sale of the franchises and property pursuant to Section 909 of the Business Corporation Law, for establishing priorities or creating preferences among the various classes of stock pursuant to Section 801 of the Business Corporation Law, for consolidation or merger pursuant to Section 901 of the Business Corporation Law, for voluntary dissolution pursuant to
         Section 1001 of the Business Corporation Law, or for change of name pursuant to the Business Corporation Law, or in the election of directors or in any other proceeding or at any stockholders' meeting. The foregoing provisions are subject to the following:

                          (1) So long as any shares of Preferred Stock are outstanding, the Corporation shall not without authorization (given in person or by proxy, in writing or at a meeting duly called for that purpose in accordance with Section 605 of the Business





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                 Corporation Law of the State of New York or as otherwise
                 permitted by law) by at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding:

                                  (A)  amend, alter, change or repeal any of
                          the express terms of the Preferred Stock then outstanding in a manner to affect the holders of such shares adversely otherwise than to increase the authorized number of shares of Preferred Stock, provided, however, that if such amendment, alteration, change or repeal would adversely affect the holders of one or more, but not all, of the series of Preferred Stock at the time outstanding, authorization by at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of all such series so affected shall be required in lieu of authorization by at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding; or

                                  (B)  create or authorize any class of stock
                          having a preference superior to the preferences of the Preferred Stock as to assets or dividends, or create or authorize any security convertible into shares of stock of any such kind; or

                                  (C)  issue any shares of, or ranking on a
                          parity with, the Preferred Stock under this Certificate, unless for any twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the calendar month within which such additional shares shall be issued, the net earnings of the Corporation available for the payment of interest charges on the Corporation's interest bearing indebtedness, determined after provision for depreciation and all taxes, and in accordance with sound accounting practice, shall have been at least one and one-half (1-1/2) times the aggregate of the annual interest charges on the interest bearing indebtedness of the Corporation and annual dividend requirements on all shares of, or ranking on a parity with, Preferred Stock to be outstanding immediately after the proposed issue of such shares of, or ranking on a parity with, the Preferred Stock. There shall be excluded from the foregoing computation, interest charges on all such indebtedness and dividends on all stock which is to be retired in connection with the issue of such shares of, or ranking on a parity with, the Preferred Stock. Where such shares of, or ranking on a parity with, the Preferred Stock are to be issued in connection with the acquisition of new property, the net earnings of the property so acquired may be included on a pro forma basis in the foregoing computation, computed on the same basis as the net earnings of the Corporation.

                                  Nothing in this subparagraph (C) however
                          shall prevent the Corporation from issuing shares of, or ranking on a parity with, the Preferred Stock in connection with the purchase,





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                          redemption or other acquisition of or any exchange
                          for shares of, or ranking on a parity with, the Preferred Stock, if the aggregate amount of annual dividends payable on the shares to be issued and the aggregate amount payable on such shares in case of voluntary dissolution shall not exceed said respective amounts payable on the shares of, or ranking on a parity with, the Preferred Stock which are to be purchased, redeemed or otherwise acquired.

                          (2) So long as any shares of Preferred Stock are outstanding, the Corporation shall not without authorization (given in person or by proxy, in writing or at a meeting duly called for that purpose in accordance with Section 605 of the Business Corporation Law of the State of New York or as otherwise permitted by law) by a majority of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding:

                                  (A)  sell, lease, exchange, assign, transfer
                          or convey all or substantially all of the property or business of the Corporation or merge or consolidate into or with any other company; provided, however, that nothing herein contained shall require such authorization in respect of the merger or consolidation of the Corporation into or with any other company if the company resulting from such merger or consolidation will, immediately after such merger or consolidation, have only such authorized classes of stock and such outstanding shares of stock as would have been permitted immediately prior to such merger or consolidation under the provisions hereof without any further consent of the holders of the Preferred Stock, and if each holder of the Preferred Stock immediately preceding such merger or consolidation shall receive the same number of shares, with the same rights and preferences, of the resulting company. For the purposes of this clause insofar as any earnings test may be applicable, the earnings, interest charges on debt and dividend requirements of the merging or consolidating companies shall be determined on a combined basis.
                          No consent of the holders of the Preferred Stock shall be required under the provisions hereof if, at or prior to the time when the act is to take effect with respect to which consent would otherwise be required, provision is made for the redemption of all shares of Preferred Stock at the time outstanding; or

                                  (B) increase the authorized number of shares of Preferred Stock.

                          (3) If and when dividends payable on any shares of Preferred Stock shall be in default in an amount equivalent to or exceeding four (4) full quarterly dividends, thereafter and until all dividends on the shares of Preferred Stock in default shall have been paid or declared and set aside for payment, the holders of the shares of Preferred Stock, voting separately as a class and





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                 regardless of series, shall be entitled to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors, and, subject to the provisions of Paragraph "FIFTH" Section "III," Subdivision "B," Subparagraph "2(f)(3)," hereof, the holders of the shares of the Common Stock, voting separately as a class, shall be entitled to elect the remaining directors of the Corporation, anything herein or in the By-laws to the contrary notwithstanding.
                 The terms of office of all persons who may be directors of the Corporation shall terminate upon the election of a majority of the Board of Directors by the holders of the shares of Preferred Stock, whether or not the holders of the shares of the Common Stock shall then have elected the remaining directors of the Corporation.

                          (4) If and when all dividends then in default on the shares of Preferred Stock then outstanding shall be paid or declared and set aside for payment (and such dividends shall be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the holders of shares of Preferred Stock shall be divested of the special right with respect to the election of directors provided in Paragraph "FIFTH," Section "III," Subdivision "A," Subparagraph "2(e)(3)" hereof, and the voting power, with respect thereto, shall, subject to the provisions of Paragraph "FIFTH," Section "III," Subdivision "B," Subparagraph "2(f)(3)" hereof, revert to the holders of the shares of the Common Stock; but always subject to the same provisions for vesting such special right in the holders of the shares of Preferred Stock in case of further like default or defaults in dividends thereon as provided in Paragraph "FIFTH," Section "III," Subdivision "A," Subparagraph "2(e)(3)" hereof. Upon the termination of any such special right upon payment or setting aside for payment of all accumulated and defaulted dividends on the shares of Preferred Stock, the terms of office of all persons who may have been elected directors of the Corporation by vote of the holders of the shares of Preferred Stock, as a class, pursuant to such special right shall forthwith terminate, and the resulting vacancies shall be filled by the vote of a majority of the remaining directors.

                          (5) In the case of any vacancy in the office of a director occurring among the directors elected by the holders of the shares of Preferred Stock, as a class, pursuant to the foregoing provisions hereof, the remaining directors elected by such holders, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired terms of the director or directors whose place or places shall be vacant, and such successor or successors shall be deemed to have been elected by such holders. Likewise, subject to the provisions of Paragraph "FIFTH," Section "III," Subdivision "B," Subparagraph "2(f)(3)" hereof, in case of any vacancy in the office of a director occurring among the directors elected by the holders of the shares of the Common Stock pursuant to the foregoing provisions hereof, the remaining directors elected by the holders of the Common Stock, by affirmative vote of





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                 a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant, and such successor or successors shall be deemed to have been elected by such holders.

                          (6) Whenever under the provisions hereof, the right shall have accrued to the holders of the shares of Preferred Stock to elect directors, the Board of Directors shall within ten (10) days after delivery to the Corporation at its principal office of a request to such effect signed by any holder of shares of any series of Preferred Stock entitled to vote, call a special meeting of the stockholders to be held within fifty (50) days from the delivery of such request for the purpose of electing directors (unless under the provisions of the By-laws of the Corporation as then in effect, an annual meeting of stockholders of the Corporation is to be held within sixty (60) days after the vesting in the holders of the Preferred Stock of the right to elect directors). At all meetings of stockholders held for the purpose of electing directors during such time as the holders of the shares of Preferred Stock shall have the special right, voting separately and as a class, to elect directors pursuant hereto, the presence in person or by proxy of the holders of a majority of the outstanding shares of any other class entitled to vote at such meeting shall be required to constitute a quorum of that other class for the election of directors, and the presence in person or by proxy of the holders of shares representing a majority of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding shall be required to constitute a quorum of such class for the election of directors; provided, however, that the absence of a quorum of the holders of stock of any such class shall not prevent the election of directors at any such meeting (or at any adjournment thereof) by the other such class or classes if the necessary quorum of the holders of stock of such class or classes is present in person or by proxy at such meeting; in the absence of a quorum of the holders of stock of any class of stock a majority of those holders of the stock of such class who are present in person or by proxy shall have power to adjourn the meeting for the election of the directors to be elected by such class from time to time without notice other than announcement at the meeting until a quorum shall be present in person or by proxy, but such adjournment shall not be made to a date beyond the date for the mailing of notice of the next annual meeting of the Corporation or special meeting in lieu thereof.

                          (7) Whenever the holders of Preferred Stock shall be entitled, as a class, to vote, authorize, consent or otherwise act, they shall be entitled to cast one-quarter of one vote for each share of Preferred Stock of the par value of Twenty-five Dollars ($25) each, and one vote for each share of Preferred Stock of the par value of One Hundred Dollars ($100) each, held by them respectively.





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                 (f)      The holders of shares of Preferred Stock at any time
         outstanding shall have no preemptive or preferential right to subscribe for or purchase any shares of stock, or rights or options to purchase shares of stock whether now or hereafter authorized, or any securities convertible into or exchangeable for shares of stock or into rights or options to purchase shares of stock of the Corporation of any class.

         3. The designations, preferences, privileges and voting powers, and the restrictions or qualifications thereof, of each series of Preferred Stock are as follows:

                 (a) Series B Preferred Stock. A series consisting initially of 100,000 shares of the Preferred Stock of the par value of $100 per share is designated "Preferred Stock, 5%, Series B" (hereinafter called "Series B Preferred Stock"). The dividend rate per annum of the shares of Series B Preferred Stock is $5.00 per share. The dividend payment dates for the shares of Series B Preferred Stock are the first days of January, April, July and October; and the dividend periods for such shares are the quarterly periods beginning on such dates commencing April 1, 1952. The price at which the shares of Series B Preferred Stock shall be redeemable is $102.00 per share if redeemed on or before March 31, 1967, and $101.00 per share if redeemed thereafter.

                 (b) Series D Preferred Stock. A series consisting initially of 70,000 shares of the Preferred Stock of the par value of $100 per share is designated "Preferred Stock, 4.25%, Series D" (hereinafter called "Series D Preferred Stock"). The dividend rate per annum of the shares of Series D Preferred Stock is $4.25 per share. The dividend payment dates from the shares of Series D Preferred Stock are the first days of January, April, July and October; and the dividend periods for such shares are the quarterly periods beginning on such dates commencing January 1, 1954. The price at which the shares of Series D Preferred Stock shall be redeemable is $102.25 per share if redeemed on or before December 31, 1968, and $102.00 per share if redeemed thereafter.

                 (c) Series E Preferred Stock. A series consisting initially of 200,000 shares of the Preferred Stock of the par value of $100 per share is designated "Preferred Stock, 4.35%, Series E" (hereinafter called "Series E Preferred Stock"). The dividend rate per annum of the shares of Series E Preferred Stock is $4.35 per share. The dividend payment dates for the shares of Series E Preferred Stock are the first days of January, April, July and October; and the dividend periods for such shares are the quarterly periods beginning on such dates commencing April 1, 1954. The price at which the shares of Series E Preferred Stock shall be redeemable is $102.25 per share if redeemed on or before March 31, 1969, and $102.00 per share if redeemed thereafter.

                 (d) Series F Preferred Stock. A series consisting initially of 50,000 shares of the Preferred Stock of the par value of $100 per share is designated "Preferred Stock, 4.35%, Series F" (hereinafter called "Series F Preferred Stock"). The dividend rate per annum of the shares of Series F Preferred Stock is $4.35 per share. The dividend payment dates for the shares of Series F Preferred Stock are the first days of January, April,

         July and October; and the dividend periods for such shares are the quarterly periods beginning on such dates commencing April 1, 1955. The price at which the shares of Series F Preferred Stock shall be redeemable is $102.25 per share if redeemed on or before March 31, 1970, and $102.00 per share if redeemed thereafter.

                 (e) Series H Preferred Stock. A series consisting initially of 200,000 shares of the Preferred Stock of the par value of $100 per share is designated "Preferred Stock, 5-1/8%, Series H" (hereinafter called "Series H Preferred Stock"). The dividend rate per annum of the shares of Series H Preferred Stock is $5.125 per share. The dividend payment dates for the shares of Series H Preferred Stock are the first days of January, April, July and October; and the dividend periods for such shares are the quarterly periods beginning on such dates commencing October 1, 1960. The price at which the shares of Series H Preferred Stock shall be redeemable is $107.50 per share if redeemed on or before September 30, 1970, $103.00 per share if redeemed thereafter and on or before September 30, 1975, and $102.00 per share if redeemed thereafter.

                 (f)      Series I Preferred Stock

                          (1) Number and Designation of Series. A series consisting initially of 301,994 shares of the authorized Preferred Stock of the Corporation of the par value of $100 is designated "Convertible Preferred Stock, 5-3/4%, Series I" (hereinafter called the "Series I Preferred Stock").

                          (2) Dividend Rate. The dividend rate per annum of the shares of Series I Preferred Stock is $5.75 per share.

                          (3) Dividend Payment Dates. The dividend payment dates for the shares of Series I Preferred Stock are the tenth days of February, May, August and November; and the dividend periods for such shares are the quarterly periods beginning on such dates commencing November 10, 1967.

                          (4) Redemption Price. The price at which the shares of Series I Preferred Stock shall be redeemable is $105 per share if redeemed on or before November 30, 1968, $104 per share if redeemed thereafter and on or before November 30, 1969, $103 per share if redeemed thereafter and on or before November 30, 1970, $102 per share if redeemed thereafter and on or before November 30, 1971, and $101 per share if redeemed thereafter and on or before November 30, 1972, and $100 per share if redeemed thereafter.

                          (5) Conversion. The holder of any shares of Series I Preferred Stock, at his option, at any time and from time to time (or as to any share of Series I Preferred Stock called for redemption, then up to the close of business on the third full business day next preceding the date fixed for redemption), may convert all or any part of the Series I Preferred Stock held by him into shares of the Common Stock of the Corporation (hereinafter called the "Common Stock") at the rate, and upon the other terms, hereinafter set forth.

                          In order to convert said shares of Series I Preferred
                 Stock, such holder shall surrender the certificates for said shares (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require) to the Corporation at the office of any transfer agent for the shares of Common Stock.

                          For all purposes of this section (5), the "date of
                 conversion" of such shares of Series I Preferred Stock shall be deemed to be the date of the surrender of the certificates for such shares for conversion notwithstanding the stock transfer books are at the time closed; and for the purpose of receiving dividends, the converting holder of Series I Preferred Stock shall be deemed to have become, on the date of conversion, the record holder of the Commons Stock deliverable upon such conversion.

                          (A) General Provisions Governing Issuance of Common Stock. Upon receipt by the Corporation of any certificates for Series I Preferred Stock surrendered for conversion, the Corporation shall, as soon as practicable, execute and deliver to such holder a certificate or certificates for the number of full shares of Common Stock sufficient for the conversion of said Series I Preferred Stock as aforesaid. The stock certificates so delivered shall be in the name of the record holder of the Series I Preferred Stock certificates so surrendered for conversion, or in such other name or names as he may direct, in which latter case he shall pay all stock transfer taxes that may be payable in respect thereof. The Corporation shall pay the amount of any and all taxes which may be imposed in respect of any issue or delivery of stock certificates under this section (5) and which shall be payable in order that such stock may be issued in the name of the record holder of the Series I Preferred Stock certificates so surrendered for conversion. The Corporation shall not be required to deliver certificates for shares of Common Stock upon conversion while its stock transfer books are closed, but such certificates shall be delivered as soon as practicable after the stock transfer books shall be opened.

                          The Corporation shall not be required upon any such
                 conversion to issue a certificate representing any fraction of a share of Common Stock, but in lieu thereof will pay a cash adjustment based on the market price.

                          All shares of Common Stock issued upon conversion of
                 Series I Preferred Stock pursuant to the provisions of this section (5) shall be fully paid and nonassessable.

                          (B) Initial Rate Conversion; Adjustments. The initial rate of conversion of Series I Preferred Stock under this section (5) shall be 3.5714 shares of Common Stock for each share of Series I Preferred Stock, or (for the purpose of the adjustment hereinafter mentioned, and treating each share of Series I Preferred Stock as the equivalent of $100) at the initial conversion price of $28 per share of Common Stock. The conversion price and the rate of conversion shall be subject to adjustment from time to time as provided in the next following subdivisions [1] to [3], inclusive, the number of shares deliverable in respect of each share of Series I Preferred Stock upon any conversion being determined by dividing $100 by the conversion price in effect at that time.

                          [1]     Issuance of Additional Shares of Common
                          Stock. In case the Corporation shall at any time or from time to time issue any additional shares of Common Stock in excess of the 18,119,661 shares outstanding on October 25, 1967 (other than shares of Common Stock issued upon conversion of Series I Preferred Stock as herein provided and shares of Common Stock referred to in subdivision (g) of this subdivision [1] without consideration or for a consideration per share less than the conversion price in effect immediately prior to the time of such issue, then forthwith upon such issuance, the conversion price shall be adjusted (calculated to the nearest cent) by the following process:

                                  To the sum of $507,350,508, being the
                          aggregate value of the 18,119,661 shares of Common Stock outstanding on October 25, 1967, taken at the initial conversion price of $28 per share, shall be added the aggregate consideration (determined as hereinafter provided) received by the Corporation for all additional shares of Common Stock issued after October 25, 1967 (including shares of Common Stock issued upon conversion of Series I Preferred Stock under this section (5) but excluding shares of Common Stock referred to in subdivision (g) of this subdivision [1]); and such total shall be divided by the total number of shares of Common Stock outstanding immediately after such issuance (excluding shares of Common Stock referred to in subdivision (g) of this subdivision [1]), and the quotient resulting from such division (if less than the conversion price in effect immediately prior to such issuance) shall be the adjusted conversion price to be thereafter in effect until again adjusted as provided herein; provided, however, that the conversion price in effect from time to time shall not be reduced, and the number of shares of Common Stock deliverable upon conversion shall not be increased, pursuant to this subdivision [1], unless and until, by reason of the happening of any one or more of the events specified in this subdivision [1], the adjusted conversion price shall be reduced by 25 cents or more per share, but any adjustment which would otherwise be required to be made shall be carried forward and made at the time of and together with any subsequent adjustment which, together with any adjustment or adjustments so carried forward shall amount to 25 cents or more per share of Common Stock; and provided further, that such conversion price having at any time been reduced by adjustment under this subdivision [1] shall never thereafter be increased under this subdivision [1], notwithstanding any subsequent issue of shares of Common Stock. For the purpose of this subdivision [1], the following provisions shall be applicable with respect to the issuance of additional shares of Common Stock:

                                  [a]      Rights or Options below Prevailing
                          Conversion Price. In case the Corporation shall grant any rights or options to subscribe for or to purchase such additional shares (other than rights or options granted to stockholders of the Corporation in satisfaction of their statutory preemptive rights), at a price per share less than the conversion price in effect immediately prior to the time of the granting of such rights or options, all such additional shares shall be deemed to have been issued as of the date of the granting of such rights or options and the minimum aggregate consideration called for upon the exercise of such rights or options, plus the consideration, if any, received by the Corporation for such rights or options, shall be deemed to be the consideration received by the Corporation (as of the date of the granting of such rights or options) for the issuance of such additional shares.

                                  [b]      Securities Convertible below
                          Prevailing Conversion Price.  In case

                                        (i)  the Corporation shall issue any
                                  obligations or any stock (other than Series I Preferred Stock), convertible into or exchangeable for such additional shares, and

                                        (ii)  the price per share for which
                                  such additional shares are deliverable upon such conversion or exchange (determined by dividing (I) the total amount received or receivable by the Corporation as consideration for the issuance of such convertible obligations or stock, plus the minimum aggregate amount of any additional consideration payable to the Corporation upon conversion or exchange, by (II) the total maximum number of such additional shares necessary to effect the conversion or exchange of all such convertible obligations or stock), shall be less than the conversion price in effect immediately prior to the time of such issuance.

                          then such issuance shall be deemed to be an issuance (as of the date of issuance of such convertible obligations or stock) of the total maximum number of such additional shares necessary to effect the conversion or exchange of all such convertible obligations or stock, and the price determined as provided in the next preceding paragraph (ii) shall be deemed to be the consideration actually received (as of the date of the issuance of such convertible obligations or stock) for the issuance of such additional shares.

                                  [c]      Purchase Rights and Securities
                          Convertible at or above Prevailing Conversion Price and Preemptive Rights. In case

                                        (i)  the Corporation shall grant any
                                  rights or options to subscribe for or to purchase such additional shares or shall issue any obligations or any stock (other than Series I Preferred Stock) convertible into or exchangeable for such additional shares, and the price per share at which such additional shares may be subscribed for or purchased pursuant to such rights or options, or are deliverable upon such conversion or exchange (determined as provided in the next preceding subdivision [b], shall be equal to or greater than the conversion price in effect immediately prior to the time of such issuance, or

                                        (ii)  the Corporation shall grant to
                                  its stockholders, in satisfaction of their statutory preemptive rights, any rights or options to subscribe for or to purchase such additional shares,

                          such additional shares shall not be deemed to have been issued until the exercise of such rights or options or the conversion or exchange of such obligations or stock (in whole or in part), and the consideration received by the Corporation for the issuance of such additional shares shall be the consideration received upon the exercise of the rights or options so exercised, plus the consideration, if any, received by the Corporation for such rights or options, or the consideration received by the Corporation for the issuance of the obligations or stock so converted or exchanged, plus the amount of any additional consideration paid to the Corporation upon such conversion or exchange.

                                  [d]      Stock Dividends.  In case any such
                          additional shares shall be issued as a stock dividend on any class of capital stock, such shares shall be deemed to have been issued without consideration and to have been issued and to be outstanding on the day next succeeding the record date for the determination of stockholders entitled to such dividend. In the event of the declaration of a dividend without the fixing of a record date for the determination of the stockholders entitled thereto, the first business day during which the stock transfer books of the Corporation shall be closed for the purpose of such determination shall be deemed to be the record date.

                                  [e]      Computation of Consideration.  In
                          case any such additional shares, or any obligations or stock convertible into or exchangeable for any such additional shares, shall be issued or sold for cash, the consideration received by the Corporation therefor shall be deemed to be the net amount of cash received therefor, before deducting any commissions and expenses paid by the Corporation for any underwriting of, or otherwise in connection with, the issue or sale thereof; and, if such issue or sale be for a consideration other than cash (in whole or in part), then, for the purposes of this subdivision [1], the consideration actually received therefor shall be deemed to be such amount as shall be determined in a resolution of the Board of Directors of the Corporation as the fair value of such consideration at the time of such issue or sale, provided, however, that no value shall be attributed to services performed for the Corporation by its officers and employees. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance for a consideration other than cash of such Common Stock immediately prior to the close of business on the record date for the determination of stockholders entitled to such Common Stock, or, if no record date is fixed, on the first business day during which the stock transfer books of the Corporation shall be closed for the purpose of such determination.

                                  [f]      Consideration upon Conversion.  The
                          consideration received for any such additional shares issued upon conversion of Series I Preferred Stock under this section (5) shall be deemed to be $100 for each share of Series I Preferred Stock so converted.

                                  [g]      Common Stock Issued to Officers or
                          Employees. For purposes of computations made pursuant to this subdivision [1], there shall be excluded from consideration such shares of Common Stock (and any rights or options to subscribe for such shares) up to an aggregate of 500,000 such shares, and the consideration received by the Corporation therefor, issued after October 25, 1967 to officers or employees pursuant to a plan approved by vote of the holders of Common Stock, such number of shares to be adjusted from time to time to proportionately reflect any subdivision or combination of the outstanding shares of Common Stock or any stock dividend that would have been payable on such number of shares if outstanding.

                                  [h]      In case the Corporation shall at any
                          time subdivide or combine the outstanding shares of Common Stock, the amount of 25 cents referred to above in this subdivision [1] (or the amount to which such amount may have been previously adjusted pursuant to this paragraph) shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date of such subdivision or combination.

                                  [i]      Outstanding Common Stock.  The
                          number of shares of Common Stock at any time outstanding include all shares of Common Stock held in the treasury of the Corporation, and all shares of Common Stock issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The resale or exchange of shares of Common Stock held in the treasury of the Corporation shall not be deemed to be an issuance thereof.

                          [2]     Subdivisions and Combinations.  In case the
                 Corporation shall at any time or from time to time subdivide or combine, by reclassification or otherwise, the outstanding shares of Common Stock, the conversion price then in effect shall be proportionately reduced in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date of such subdivision or combination.

                          [3]     Reorganization and Reclassification.  In case
                 of any capital reorganization or any reclassification of the capital stock of the Corporation (except as provided in the next preceding paragraph [2] and except a change in par value, or from par value to no par value, or from no par value to par value), any holder of Series I Preferred Stock, whether theretofore or thereafter issued, upon conversion thereof, shall be entitled to receive, in lieu of the shares of Common Stock to which he would have become entitled upon conversion but for such reorganization or reclassification, the shares of stock (of any class or classes) or other securities or property of the Corporation to which such shares of Common Stock would have been entitled upon such reorganization or reclassification; and, in any such case, appropriate provision (as determined by a resolution of the Board of Directors of the Corporation) shall be made for the application of this section (5) with respect to the rights and interests thereafter of the holders of Series I Preferred Stock, to the end that this section (5) (including the specified changes in and other adjustments of the conversion rate and price) shall thereafter be applicable, as nearly as reasonably practicable, to any shares of stock or securities or other property thereafter deliverable upon the conversion of Series I Preferred Stock.

                          [4]     Statement of Adjusted Conversion Rate.
                 Whenever the rate of conversion or the conversion price is required to be adjusted as aforesaid, the Corporation shall forthwith prepare a written statement signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Corporation (which, unless one of the officers signing the same is an accountant and shall so state, shall be signed also by an accountant), setting forth the adjusted rate and price determined as provided in this subdivision (B) and in reasonable detail the facts requiring such adjustment. Such statement shall at all reasonable times during business hours be open to inspection by the holders of Series I Preferred Stock. In addition, the Corporation shall forthwith cause a notice setting forth the adjusted conversion rate and price and the reason for such adjustment to be mailed, first class postage prepaid, to all holders of record of outstanding Series I Preferred Stock, at their last known addresses as the same appear on the books of the Corporation, and to be published once in a newspaper, printed in the English language and customarily published on each business day, of general circulation in the Borough of Manhattan, City and State of New York.

                 (C) No Adjustment of Dividends. Upon conversion of Series I Preferred Stock under this section (5), no adjustment shall be made in respect of dividends upon the Series I Preferred Stock converted or upon the Common Stock issued in exchange therefor.

                 (D) Termination. In case of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all conversion rights of the holders of the Series I Preferred Stock shall terminate on a date fixed by resolution of the Board of Directors of the Corporation, such date so fixed to be not earlier than 10 days prior to the effective date of such liquidation, dissolution or winding up.

                 (E) Consolidation and Merger. In case the Corporation shall, while any shares of Series I Preferred Stock remain outstanding, consolidate with or merge into any other corporation, proper provision shall be made that, on the terms and in the manner provided in this section (5), the holder of any Series I Preferred Stock may thereafter convert the same into the same kind and amount of securities as may be issuable by the terms of such consolidation or merger with respect to the number of shares of Common Stock into which such Series I Preferred Stock is convertible at the time of such consolidation or merger; and proper provision shall also be made for the application after such consolidation or merger of this section (5) with respect to the rights and interests thereafter of the holders of Series I Preferred Stock, to the end that this section (5) (including the specified changes in and other adjustments of the conversion rate and price) shall thereafter be applicable, as nearly as reasonably practicable, to any shares of stock or securities thereafter deliverable upon the conversion of Series I Preferred Stock.

                 (F)      Notice of Certain Transactions.  In case

                          [1]  the Corporation shall pay any dividend payable
                 in stock (of any class or classes) upon Common Stock or make any distribution (other than ordinary cash dividends) to the holders of Common Stock;

                          [2]  the Corporation shall grant to the holders of
                 Common Stock any rights or options;

                          [3]  of any capital reorganization or
                 reclassification of the capital stock of the Corporation;

                          [4]  the Corporation shall consolidate with or merge
                 into any other corporation or sell or transfer all or substantially all of its assets; or

                          [5]  of the liquidation, dissolution or winding up of
                 the Corporation,

                 then the Corporation shall cause notice of any such intended action, and of the date of any termination of the conversion rights of holders of Series I Preferred Stock incident to any liquidation, dissolution or winding up, to be mailed, first class postage prepaid, not less than 20 nor more than 40 days prior to the date on which the transfer books of the Corporation shall close or a record be taken for such stock dividend, distribution or granting of rights or options, or such capital reorganization, reclassification, consolidation, merger, sale, liquidation, dissolution or winding up shall be effective, as the case may be, to all holders of record of outstanding Series I Preferred Stock, at their last known addresses as the same appear on the books of the Corporation, and to be published once in a newspaper, printed in the English language and customarily published on each business day, of general circulation in the Borough of Manhattan, City and State of New York, not less than 20 nor more than 40 days prior to such date.

                          (G) Reservation of Stock. The Corporation shall reserve and set apart a number of shares of authorized but unissued Common Stock sufficient to enable it at any time to fulfill all its obligations with respect to the conversion of Series I Preferred Stock under this section (5). Whenever any shares of Common Stock required to be reserved for the purposes of conversion of Series I Preferred Stock require registration with or approval of any governmental authority under any Federal or state law, or listing with any securities exchange, before such shares may be issued upon conversion, the Corporation shall promptly cause such shares to be registered, approved or listed, as the case may be.

                          (H) For purpose of this section (5), the term "Common Stock" shall include any stock of any class of the Corporation which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and which is not subject to redemption by the Corporation. However, shares issuable on conversion of shares of the Series I Preferred Stock shall include only shares of the class designated as Common Stock of the Corporation as of October 25, 1967, or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation.

                          (g)     Series L Preferred Stock

                          (1) Number and Designation of Series. A series consisting initially of 350,000 shares of the Preferred Stock of the par value of $100 per share is designated "Preferred Stock, 7.40%, Series L" (hereinafter called the "Series L Preferred Stock").

                          (2) Dividend Rate. The dividend rate per annum of the shares of Series L Preferred Stock is $7.40 per share. Dividends shall be calculated on the basis of a 30-day month and a year of 360 days.

                          (3) Dividend Payment Dates. The dividend payment dates for the shares of Series L Preferred Stock are the last days of January, April, July and October; and the dividend periods for such shares are the quarterly periods beginning on such dates commencing July 31, 1973.

                          (4)     Optional Redemption.  Subject to the
                 restrictions set forth in section (6) of this subdivision (g), at the option of the Board of Directors of the Corporation, the Corporation may redeem the whole or any part of the Series L Preferred Stock at any time outstanding, at any time or from time to time, at the then applicable optional redemption price (hereinafter called the "optional redemption price"), plus accrued and unpaid dividends to the date of redemption. The optional redemption price at which Series L Preferred Stock shall be redeemable is $115 per share if redeemed on or before July 30, 1978, $110 per share if redeemed thereafter and on or before July 30, 1983, the price per share specified below if redeemed thereafter and on or before July 30, 2006:


                If Redeemed                                     If Redeemed
                During the                                      During the
                  12-Month                        Optional       12-Month                         Optional
               Period Ending                     Redemption    Period Ending                     Redemption
                  July 30                           Price         July 30                           Price
                  -------                           -----         -------                           -----
                    1984...............            $105.20          1996..............             $102.53
                    1985...............             104.98          1997..............              102.30
                    1986...............             104.76          1998..............              102.07
                    1987...............             104.54          1999..............              101.84
                    1988...............             104.32          2000..............              101.61
                    1989...............             104.10          2001..............              101.38
                    1990...............             103.88          2002..............              101.15
                    1991...............             103.66          2003..............              100.92
                    1992...............             103.44          2004..............              100.69
                    1993...............             103.22          2005..............              100.46
                    1994...............             102.99          2006..............              100.23
                    1995...............             102.76


                 and $100 per share if redeemed thereafter. The applicable optional redemption price at which the shares of Series L Preferred Stock shall be redeemable as specified in this section (4) shall be deemed to be the "applicable redemption price" of Series L Preferred Stock payable to the holders thereof upon any voluntary dissolution, liquidation, or winding up of the Corporation as specified in the second paragraph of paragraph (c) of Subparagraph "2" of Subdivision

                 "A" of Section "III" of Paragraph "FIFTH" of the Certificate of Incorporation.

                          (5) Sinking Fund. As a sinking fund for the redemption of Series L Preferred Stock, subject to the provisions of section (6) of this subdivision (g), on July 31, 1979, and on each July 31 thereafter to and including July 31, 2010, the Corporation shall redeem 10,500 shares of the Series L Preferred Stock (or the number of shares of the Series L Preferred Stock then outstanding if less than 10,500), and on July 31, 2011 (if any of the Series L Preferred Stock remains outstanding) the Corporation shall redeem all the Series L Preferred Stock then outstanding, in each case at a price of $100 per share, plus, in each case, accrued and unpaid dividends to the date of redemption; provided that, if the Corporation shall purchase any shares of Series L Preferred Stock pursuant to section (10) below, the number of shares otherwise required by this section (5) to be redeemed on each July 31 thereafter (after giving effect to any prior reduction pursuant to this proviso) shall be reduced by a number which bears (to the nearest full number) the same relation to the number of shares otherwise required to be redeemed as aforesaid as the aggregate number of shares so purchased (since the then most recent reduction) bears to the aggregate number of shares outstanding immediately prior to giving effect to such purchase. No redemption of Series L Preferred Stock pursuant to section (4) of this subdivision (g) shall constitute a redemption of such shares in lieu of or as a credit against any sinking fund redemption required by this section (5).

                          (6) Restrictions on Optional Redemption and Sinking Fund Redemption. Less than all of the shares of Series L Preferred Stock shall not be redeemed pursuant to section (4) or (5) above unless full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series L Preferred Stock, other than shares of Series L Preferred Stock previously or then to be called for redemption. The obligation of the Corporation to redeem shares for the sinking fund at any time as provided in section (5) of this subdivision (g) shall be subject to any restrictions now existing in the Corporation's Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, as heretofore supplemented (including any extension of said existing restrictions in said Indenture of Mortgage and Deed of Trust for the benefit of any series of Bonds hereafter issued thereunder) and in the Corporation's 5-1/2% Promissory Notes due 1973-1982 and to any applicable restrictions of law. Notwithstanding the foregoing provisions of this section (6), the obligation of the Corporation to redeem Series L Preferred Stock annually commencing on July 31, 1979, pursuant to section (5) of this subdivision (g) above, shall be cumulative.

                          (7) Restrictions on Payments on Junior Stock. The Corporation shall not declare or pay or set apart any dividend for the Common Stock or any other class of stock ranking junior to the

                 Series L Preferred Stock, or make any payment on account of, or set apart money for a sinking or analogous fund for, the purchase, redemption or other retirement of the Common Stock or any other class of stock ranking junior to the Series L Preferred Stock, or make any distribution in respect thereof, either directly or indirectly, and whether in cash or property or obligations or stock of the Corporation, unless at the date of declaration in the case of any such dividend, or at the date of any such other payment, setting apart or distribution,
                 (a) full cumulative sinking fund redemptions required by section (5) of this subdivision (g) shall have been made and
                 (b) full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series L Preferred Stock, other than shares of Series L Preferred Stock previously or then to be called for redemption.

                          (8) Restriction on Sinking Fund Payments on Other Stock. The Corporation shall not redeem or purchase any shares ranking on a parity with the Series L Preferred Stock as to assets or dividends, pursuant to any sinking fund (which term shall include any analogous requirement) for the redemption or purchase of such shares, and shall not set apart money for any such fund, at any time when the sinking fund redemption required by section (5) of this subdivision (g) shall be in arrears; except that, at any time when the sinking fund redemption required by section (5) of this subdivision
                 (g) shall be in arrears and when arrears exist in any sinking or analogous fund retirement required for any shares ranking as aforesaid on a parity with the Series L Preferred Stock, the Corporation may redeem or purchase for the respective funds shares of Series L Preferred Stock and such other shares, pro rata, as nearly as practicable, according to the amounts in dollars of the arrears in the redemptions or purchases required for the respective funds.

                          (9) Provisions Applicable to Redemption. Not less than thirty (30) nor more than sixty (60) days previous to a date fixed for redemption pursuant to section (4) or (5) of this subdivision (g), notice of the time and place thereof shall be given by mail to the holders of record of the Series L Preferred Stock so to be redeemed. Such notice shall be deemed to have been duly given to any holder of the Series L Preferred Stock within the meaning of the foregoing provision when the same shall have been deposited in the United States mails, postage prepaid, addressed to such holder at his last-known address as it appears on the books of the Corporation. In every case of redemption of less than all of the Series L Preferred Stock pursuant to section (4) or (5) of this subdivision (g), such redemption shall be made pro rata. At any time after notice of redemption has been given in the manner prescribed above to the holders of the shares so to be redeemed, the Corporation may deposit funds sufficient for such redemption with a solvent bank or trust company named in such notice having its principal office in the Borough of Manhattan, City and State of New York, and having a combined capital and surplus of at least

                 $5,000,000, and payable on the date fixed for redemption, as aforesaid, to the respective orders of the holders of the shares so to be redeemed, on endorsement of the certificates for such shares, and upon surrender thereof, to the Corporation, or otherwise as may be required. Upon the deposit of said money as aforesaid, or if no such deposit is made, upon said redemption date (unless the Corporation defaults in making payment of the redemption price plus accrued and unpaid dividends as aforesaid) such holders shall cease to be stockholders with respect to said shares, and from and after the making of said deposit, or, if no such deposit is made, after the redemption date (the Corporation not having defaulted in making the payment of the redemption price plus accrued and unpaid dividends as aforesaid), the said holders shall have no interest in or claims against the Corporation with respect to said shares except only the right to receive said moneys on the date fixed for redemption, as aforesaid, from said bank or trust company, or from the Corporation, as the case may be, without interest thereon, upon endorsement, if required, and surrender of the certificates as aforesaid.

                          In case the holder of any shares of the Series L
                 Preferred Stock redeemed as aforesaid shall not, within six
                 (6) years after said deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay over to the Corporation such amount so deposited and the depositary thereupon shall be relieved from all responsibility to such holder.

                          (10) Limitation on Retirement of Series L Preferred Stock. The Corporation shall not purchase, redeem or otherwise retire any Series L Preferred Stock except by a redemption thereof pursuant to section (4) and (5) of this subdivision (g) or by a purchase thereof pursuant to an offer to purchase made upon the same terms to all holders of Series L Preferred Stock, which offer shall require the Corporation to purchase pro rata among the shares tendered, shall remain open for a period of at least thirty (30) days after copies thereof have been mailed as set forth below and may contain such other terms as the Corporation elects. A copy of such offer shall be deemed to have been duly mailed to any holder of Series L Preferred Stock within the meaning of this section
                 (10) when the same shall have been deposited in the United States mails, postage prepaid, addressed to such holder at his last-known address as it appears on the books of the Corporation. No Series L Preferred Stock shall be purchased pursuant to any such offer between the date of the giving of notice of any redemption made pursuant to sections (4) or (5) of this subdivision (g) and the date fixed for such redemption.

                          (11) Reissuance of Redeemed Series L Preferred Stock. No shares of Series L Preferred Stock purchased, redeemed or otherwise reacquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as Series L Preferred Stock.

                 (h)      Series R Preferred Stock

                          (1) Number and Designation of Series. A series consisting initially of 600,000 shares of the Preferred Stock of the par value of $100 per share is designated "Preferred Stock, 8.50%, Series R" (hereinafter called the "Series R Preferred Stock").

                          (2) Dividend Rate. The dividend rate per annum of the shares of Series R Preferred Stock is $8.50 per share. Dividends shall be calculated on the basis of a 30-day month and a year of 360 days.

                          (3) Dividend Payment Dates. The dividend payment dates for the shares of Series R Preferred Stock are the fifteenth days of March, June, September and December; and the dividend periods for such shares are the quarterly periods beginning on such dates commencing December 15, 1977.

                          (4)     Optional Redemption.  Subject to the
                 restrictions set forth in section (6) of this subdivision (h), at the option of the Board of Directors of the Corporation, the Corporation may redeem the whole or any part of the Series R Preferred Stock at any time outstanding, at any time or from time to time, at the then applicable optional redemption price (hereinafter called the "optional redemption price"), plus accrued and unpaid dividends to the date of redemption. The optional redemption price at which Series R Preferred Stock shall be redeemable is $115 per share if redeemed on or before December 14, 1987, and the price per share specified below if redeemed thereafter and on or before December 14, 1994:


                If Redeemed                                     If Redeemed
                During the                                      During the
                 12-Month                         Optional       12-Month                         Optional
               Period Ending                     Redemption    Period Ending                     Redemption
                December 14                        Price        December 14                         Price
                -----------                        -----        -----------                         -----
                    1988...............            $103.50          1992..............             $101.50
                    1989...............             103.00          1993..............              101.00
                    1990...............             102.50          1994..............              100.50
                    1991...............             102.00


                 and $100 per share if redeemed thereafter. The applicable optional redemption price at which the shares of Series R Preferred Stock shall be redeemable as specified in this section (4) shall be deemed to be the "applicable redemption price" of Series R Preferred Stock payable to the holders thereof upon any voluntary dissolution, liquidation, or winding up of the Corporation as specified in the second paragraph of paragraph (c) of Subparagraph "2" of Subdivision "A" of Section "III" of Paragraph "FIFTH" of the Certificate of Incorporation.

                          (5) Sinking Fund. As a sinking fund for the redemption of Series R Preferred Stock, subject to the provisions of section (6) of this subdivision (h), on December 15, 1982, and on each December 15 thereafter through December 15, 1997, the Corporation shall redeem a number of shares of the Series R Preferred Stock equal to 6-1/4% of the number of shares thereof originally issued (or the number of shares of the Series R Preferred Stock then outstanding if less than 6-1/4% of the number of shares thereof originally issued), in each case at a price of $100 per share, plus, in each case, accrued and unpaid dividends to the date of redemption; provided that, if the Corporation shall purchase any shares of Series R Preferred Stock pursuant to section (10) of this subdivision (h), the number of shares otherwise required by this section (5) to be redeemed on each December 15 thereafter (after giving effect to any prior reduction pursuant to this proviso) shall be reduced by a number which bears (to the nearest full number) the same relation to the number of shares otherwise required to be redeemed as aforesaid as the aggregate number of shares so purchased (since the then most recent reduction) bears to the aggregate number of shares outstanding immediately prior to giving effect to such purchase. The Corporation shall have the noncumulative option on December 15, 1982 or any December 15 thereafter through December 15, 1996, to increase by up to 100% the number of shares of Series R Preferred Stock otherwise required by this section (5) to be redeemed on such December 15; provided that the aggregate number of shares of Series R Preferred Stock redeemed pursuant to this option shall not exceed 25% of the number of shares of the Series R Preferred Stock originally issued. No redemption of Series R Preferred Stock pursuant to section (4) of this subdivision (h) or pursuant to the next preceding sentence shall constitute a redemption of such shares in lieu of or as a credit against any sinking fund redemption required by this section (5).

                          (6) Restrictions on Optional Redemption and Sinking Fund Redemption. Less than all of the shares of Series R Preferred Stock shall not be redeemed pursuant to section (4) or (5) of this subdivision (h) unless full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series R Preferred Stock, other than shares of Series R Preferred Stock previously or then to be called for redemption. Prior to December 15, 1982, the shares of Series R Preferred Stock shall not be redeemed pursuant to section (4) of this subdivision (h) as a part of, or in anticipation of, a refunding operation involving the application, directly or indirectly, of the proceeds (a) from the incurring of indebtedness or the sale and lease back of property or the incurring of other obligations, in any case having an interest rate or an effective cost of money to the Corporation of less than 8.50% per annum, (b) from the sale of any shares of stock ranking ahead of the Common Stock as to assets or dividends, in any case having a dividend rate or an effective cost of money to the Corporation of less than 8.50% per annum, or (c) from the sale of Common Stock. The obligation of the Corporation to redeem shares for the sinking fund at any time as provided in section (5) of this subdivision (h) shall be subject to any restrictions now existing in the Corporation's Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, as heretofore supplemented, and to any applicable restrictions of law. Notwithstanding the foregoing provisions of this section (6), the obligation of the Corporation to redeem Series R Preferred Stock annually commencing on December 15, 1982, pursuant to section (5) of this subdivision (h), shall be cumulative.

                          (7)     Restrictions on Payments on Junior Stock.
                 The Corporation shall not declare or pay or set apart any dividend for the Common Stock or any other class of stock ranking junior to the Series R Preferred Stock, or make any payment on account of, or set apart money for a sinking or analogous fund for, the purchase, redemption or other retirement of the Common Stock or any other class of stock ranking junior to the Series R Preferred Stock, or make any distribution in respect thereof, either directly or indirectly, and whether in cash or property or obligations or stock of the Corporation, unless at the date of declaration in the case of any such dividend, or at the date of any such other payment, setting apart or distribution, (a) full cumulative sinking fund redemptions required by section (5) of this subdivision (h) shall have been made and (b) full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series R Preferred Stock, other than shares of Series R Preferred Stock previously or then to be called for redemption.

                          (8) Restriction on Sinking Fund Payments on Other Stock. The Corporation shall not redeem or purchase any shares ranking on a parity with the Series R Preferred Stock as to assets or dividends, pursuant to any sinking fund (which term shall include any analogous requirements) for the redemption or purchase of such shares, and shall not set apart money for any such fund, at any time when the sinking fund redemption required by section (5) of this subdivision (h) shall be in arrears; except that, at any time when the sinking fund redemption required by section (5) of this subdivision
                 (h) shall be in arrears and when arrears exist in any sinking or analogous fund retirement required for any shares ranking as aforesaid on a parity with the Series R Preferred Stock, the Corporation may redeem or purchase for the respective funds shares of Series R Preferred Stock and such other shares, pro rata, as nearly as practicable, according to the amounts in dollars of the arrears in the redemptions or purchases required for the respective funds.

                          (9) Provisions Applicable to Redemption. Not less than thirty (30) nor more than sixty (60) days previous to a date fixed for redemption pursuant to section (4) or (5) of this subdivision (h), notice of the time and place thereof shall be given by mail to the holders of record of the Series R Preferred Stock so to be redeemed. Such notice shall be deemed to have been duly given to any holder of the Series R Preferred Stock within the meaning of the foregoing provision when the same shall have been deposited in the United States mails, postage prepaid, addressed to such holder at his last-known address as it appears on the books of the Corporation. In every case of redemption of less than all of the Series R Preferred Stock pursuant to section (4) or (5) of this subdivision (h), such redemption shall be made pro rata. At any time after notice of redemption has been given in the manner prescribed above to the holders of the shares so to be redeemed, the Corporation may deposit funds sufficient for such redemption with a solvent bank or trust company named in such notice having its principal office in the Borough of Manhattan, City and State of New York, and having a combined capital and surplus of at least $5,000,000, and payable on the date fixed for redemption, as aforesaid, to the respective orders of the holders of the shares so to be redeemed, on endorsement of the certificates for such shares, and upon surrender thereof, to the Corporation, or otherwise as may be required. Upon the deposit of said money as aforesaid, or if no such deposit is made, upon said redemption date (unless the Corporation defaults in making payment of the redemption price plus accrued and unpaid dividends as aforesaid) such holders shall cease to be stockholders with respect to said shares, and from and after the making of said deposit, or, if no such deposit is made, after the redemption date (the Corporation not having defaulted in making the payment of the redemption price plus accrued and unpaid dividends as aforesaid), the said holders shall have no interest in or claims against the Corporation with respect to said shares except only the right to receive said moneys on the date fixed for redemption, as aforesaid, from said bank or trust company, or from the Corporation, as the case may be, without interest thereon, upon endorsement, if required, and surrender of the certificates as aforesaid.

                          In case the holder of any shares of the Series R
                 Preferred Stock redeemed as aforesaid shall not, within six
                 (6) years after said deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay over to the Corporation such amount so deposited and the depositary thereupon shall be relieved from all responsibility to such holder.

                          (10) Limitation on Retirement of Series R Preferred Stock. The Corporation shall not purchase, redeem or otherwise retire any Series R Preferred Stock except by a redemption thereof pursuant to section (4) or (5) of this subdivision (h) or by a purchase thereof pursuant to an offer to purchase made upon the same terms to all holders of Series R Preferred Stock, which offer shall require the Corporation to purchase pro rata among the shares tendered, shall remain open for a period of at least thirty (30) days after copies thereof have been mailed as set forth below and may contain such other terms as the Corporation elects. A copy of such offer shall be deemed to have been duly mailed to any holder of Series R Preferred Stock within the meaning of this section
                 (10) when the same shall have been deposited in the United States mails, postage prepaid, addressed to such holder at his last-known address as it appears on the books of the Corporation. No Series R Preferred Stock shall be purchased pursuant to any such offer between the date of the giving of notice of any redemption made pursuant to section (4) or (5) of this subdivision (h) and the date fixed for such redemption.

                          (11) Reissuance of Redeemed Series R Preferred Stock. No shares of Series R Preferred Stock purchased, redeemed or otherwise reacquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as Series L, M or R Preferred Stock.

                 (i)      Series AA Preferred Stock

                          (1) Number and Designation of Series. A series consisting initially of 14,520,000 shares of the Preferred Stock of the par value of $25 per share is designated "Preferred Stock, 7.95%, Series AA" (hereinafter called the "Series AA Preferred Stock").

                          (2) Dividend Rate. The dividend rate per annum of the shares of Series AA Preferred Stock is $1.9875 per share. Dividends shall be calculated on the basis of a 30-day month and a year of 360 days.

                          (3) Dividend Payment Dates. The dividend payment dates for the shares of Series AA Preferred Stock are the first days of March, June, September and December; the initial dividend period for such shares shall commence on the day when such shares are issued and thereafter the dividend periods for such shares shall be the quarterly periods beginning on such dates commencing September 1, 1992.

                          (4) Optional Redemption. The Series AA Preferred Stock will not be subject to optional redemption.

                          (5) Mandatory Redemption. Subject to the restrictions set forth in section (6) of this subdivision (i), the Corporation shall redeem on June 1, 2000, all of the outstanding shares of Series AA Preferred Stock at $25 per share, plus accrued and unpaid dividends to the date of redemption. In the case of a redemption of Series AA Preferred Stock as specified in this section (5), the Company shall take the action and provide the notice specified in paragraph (d) of Subparagraph "2" of Subdivision "A" of Section "III" of Paragraph "FIFTH" of the Restated Certificate of Incorporation, with respect to optional redemption of Preferred Stock.

                          (6) Restrictions on Mandatory Redemption. Unless full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series AA Preferred Stock, the Corporation shall not redeem pursuant to section (5) of this subdivision (i) less than all of the then outstanding shares of Series AA Preferred Stock.

                          The obligation of the Corporation to redeem shares as
                 provided in section (5) of this subdivision (i) shall be subject to any restrictions now existing in the Corporation's Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, as heretofore supplemented (including any extension of said existing restrictions in said Indenture of Mortgage and Deed of Trust for the benefit of any series of Bonds hereafter issued thereunder) and to any applicable restrictions of law.

                          (7)     Restrictions on Payments on Junior Stock.
                 The Corporation shall not declare or pay or set apart any dividend for the Common Stock or any other class of stock ranking junior to the Series AA Preferred Stock, or make any payment on account of, or set apart money for a sinking or analogous fund for, the purchase, redemption or other retirement of the Common Stock or any other class of stock ranking junior to the Series AA Preferred Stock, or make any distribution in respect thereof, either directly or indirectly, and whether in cash or property or obligations or stock of the Corporation, unless at the date of declaration in the case of any such dividend, or at the date of any such other payment, setting apart or distribution, full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series AA Preferred Stock, other than shares of Series AA Preferred Stock previously or then to be called for redemption.

                          (8) Restrictions on Sinking Fund Payments on Other Stock. The Corporation shall not redeem or purchase any shares ranking on a parity with the Series AA Preferred Stock as to assets or dividends, pursuant to any sinking fund requirement (which terms shall include any analogous requirement) for the redemption or purchase of such shares, and shall not set apart money for any such requirement, at any time when the redemption required by section (5) of this subdivision (i) shall be in arrears; except that, at any time when the redemption required by section (5) of this subdivision (i) shall be in arrears and when arrears exist in respect of any sinking fund or analogous requirement for any shares ranking as aforesaid on a parity with the Series AA Preferred Stock, the Corporation may redeem or purchase for the respective requirements shares of Series AA Preferred Stock and such other shares, pro rata, as nearly as practicable, according to the amounts in dollars of the arrears in the redemptions or purchases required for the respective requirements.

                          (9) Acquisition of Series AA Preferred Stock. Except as hereinbefore provided, the Corporation may, at its option, purchase, redeem or otherwise acquire any shares of Series AA Preferred Stock.

                          (10) Redemption Upon Voluntary Dissolution, Liquidation, or Winding Up of the Corporation. The applicable redemption price payable upon any voluntary dissolution, liquidation, or winding up of the Corporation as specified in the second paragraph of paragraph (c) of Subparagraph "2" of Subdivision "A" of Section "III" of

                 Paragraph "FIFTH" of the Restated Certificate of
                 Incorporation shall be the par value of the Series AA Preferred Stock.

                 (j)      Series CC Preferred Stock

                          (1) Number and Designation of Series. A series consisting initially of 570,000 shares of the Preferred Stock of the par value of $100 per share is designated "Preferred Stock, 7.66%, Series CC" (hereinafter called the "Series CC Preferred Stock").

                          (2) Dividend Rate. The dividend rate per annum of the shares of Series CC Preferred Stock is $7.66 per share. Dividends shall be calculated on the basis of a 30-day month and a year of 360 days.

                          (3) Dividend Payment Dates. The dividend payment dates for the shares of Series CC Preferred Stock are the first days of February, May, August and November; the initial dividend period for such shares shall commence on the day when such shares are issued and thereafter the dividend periods for such shares shall be the quarterly periods beginning on such dates commencing November 1, 1992.

                          (4) Optional Redemption. The Series CC Preferred Stock will not be subject to optional redemption.

                          (5) Mandatory Redemption. Subject to the restrictions set forth in section (6) of this subdivision (j), the Corporation shall redeem on August 1, 2002, all of the outstanding shares of Series CC Preferred Stock at $100 per share, plus accrued and unpaid dividends to the date of redemption. In the case of a redemption of Series CC Preferred Stock as specified in this section (5), the Company shall take the action and provide the notice specified in paragraph (d) of Subparagraph "2" of Subdivision "A" of Section "III" of Paragraph "FIFTH" of the Restated Certificate of Incorporation, with respect to optional redemption of Preferred Stock.

                          (6) Restrictions on Mandatory Redemption. Unless full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series CC Preferred Stock, the Corporation shall not redeem pursuant to section (5) of this subdivision (j) less than all of the then outstanding shares of Series CC Preferred Stock.

                          The obligation of the Corporation to redeem shares as
                 provided in section (5) of this subdivision (j) shall be subject to any restrictions now existing in the Corporation's Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, as heretofore supplemented (including any extension of said existing restrictions in said Indenture of Mortgage and Deed of Trust for the benefit of any series of Bonds hereafter issued thereunder) and to any applicable restrictions of law.

                          (7)     Restrictions on Payments on Junior Stock.
                 The Corporation shall not declare or pay or set apart any dividend for the Common Stock or any other class of stock ranking junior to the Series CC Preferred Stock, or make any payment on account of, or set apart money for a sinking or analogous fund for, the purchase, redemption or other retirement of the Common Stock or any other class of stock ranking junior to the Series CC Preferred Stock, or make any distribution in respect thereof, either directly or indirectly, and whether in cash or property or obligations or stock of the Corporation, unless at the date of declaration in the case of any such dividend, or at the date of any such other payment, setting apart or distribution, full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series CC Preferred Stock, other than shares of Series CC Preferred Stock previously or then to be called for redemption.

                          (8) Restrictions on Sinking Fund Payments on Other Stock. The Corporation shall not redeem or purchase any shares ranking on a parity with the Series CC Preferred Stock as to assets or dividends, pursuant to any sinking fund requirement (which terms shall include any analogous requirement) for the redemption or purchase of such shares, and shall not set apart money for any such requirement, at any time when the redemption required by section (5) of this subdivision (j) shall be in arrears; except that, at any time when the redemption required by section (5) of this subdivision (j) shall be in arrears and when arrears exist in respect of any sinking fund or analogous requirement for any shares ranking as aforesaid on a parity with the Series CC Preferred Stock, the Corporation may redeem or purchase for the respective requirements shares of Series CC Preferred Stock and such other shares, pro rata, as nearly as practicable, according to the amounts in dollars of the arrears in the redemptions or purchases required for the respective requirements.

                          (9) Acquisition of Series CC Preferred Stock. Except as hereinbefore provided, the Corporation may, at its option, purchase, redeem or otherwise acquire any shares of Series CC Preferred Stock.

                          (10) Redemption Upon Voluntary Dissolution, Liquidation, or Winding Up of the Corporation. The applicable redemption price payable upon any voluntary dissolution, liquidation, or winding up of the Corporation as specified in the second paragraph of paragraph (c) of Subparagraph "2" of Subdivision "A" of Section "III" of Paragraph "FIFTH" of the Restated Certificate of Incorporation shall be the par value of the Series CC Preferred Stock.

                 (k)      Series GG Preferred Stock

                          (1) Number and Designation of Series. A series consisting initially of 880,000 shares of the Preferred Stock of the par value of $25 per share is designated "Preferred Stock, $1.67, Series GG" (hereinafter called the "Series GG Preferred Stock").

                          (2) Dividend Rate. The dividend rate per annum of the shares of Series GG Preferred Stock is $1.67 per share. Dividends shall be calculated on the basis of a 30-day month and a year of 360 days.

                          (3) Dividend Payment Dates. The dividend payment dates for the shares of Series GG Preferred Stock are the first days of March, June, September and December; the initial dividend period for such shares shall commence on the day when such shares are issued and thereafter the dividend periods for such shares shall be the quarterly periods beginning on such dates commencing June 1, 1993.

                          (4) Optional Redemption. The Series GG Preferred Stock will not be subject to optional redemption.

                          (5) Mandatory Redemption. Subject to the restrictions set forth in section (6) of this subdivision (k), the Corporation shall redeem on March 1, 1999, all of the outstanding shares of Series GG Preferred Stock at $25 per share, plus accrued and unpaid dividends to the date of redemption. In the case of a redemption of Series GG Preferred Stock as specified in this section (5), the Company shall take the action and provide the notice specified in paragraph (d) of Subparagraph "2" of Subdivision "A" of Section "III" of Paragraph "FIFTH" of the Restated Certificate of Incorporation, with respect to optional redemption of Preferred Stock.

                          (6) Restrictions on Mandatory Redemption. Unless full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series GG Preferred Stock, the Corporation shall not redeem pursuant to section (5) of this subdivision (k) less than all of the then outstanding shares of Series GG Preferred Stock.

                          The obligation of the Corporation to redeem shares as
                 provided in section (5) of this subdivision (k) shall be subject to any restrictions now existing in the Corporation's Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, as heretofore supplemented (including any extension of said existing restrictions in said Indenture of Mortgage and Deed of Trust for the benefit of any series of Bonds hereafter issued thereunder) and to any applicable restrictions of law.

                          (7)     Restrictions on Payments on Junior Stock.
                 The Corporation shall not declare or pay or set apart any dividend for the Common Stock or any other class of stock ranking junior to the Series GG Preferred Stock, or make any payment on account of, or set apart money for a sinking or analogous fund for, the purchase, redemption or other retirement of the Common Stock or any other class of stock ranking junior to the Series GG Preferred Stock, or make any distribution in respect thereof, either directly or indirectly, and whether in cash or property or obligations or stock of the Corporation, unless at the date of declaration in the case of any such dividend, or at the date of any such other payment, setting apart or distribution, full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series GG Preferred Stock, other than shares of Series GG Preferred Stock previously or then to be called for redemption.

                          (8) Restrictions on Sinking Fund Payments on Other Stock. The Corporation shall not redeem or purchase any shares ranking on a parity with the Series GG Preferred Stock as to assets or dividends, pursuant to any sinking fund requirement (which terms shall include any analogous requirement) for the redemption or purchase of such shares, and shall not set apart money for any such requirement, at any time when the redemption required by section (5) of this subdivision (k) shall be in arrears; except that, at any time when the redemption required by section (5) of this subdivision (k) shall be in arrears and when arrears exist in respect of any sinking fund or analogous requirement for any shares ranking as aforesaid on a parity with the Series GG Preferred Stock, the Corporation may redeem or purchase for the respective requirements shares of Series GG Preferred Stock and such other shares, pro rata, as nearly as practicable, according to the amounts in dollars of the arrears in the redemptions or purchases required for the respective requirements.

                          (9) Acquisition of Series GG Preferred Stock. Except as hereinbefore provided, the Corporation may, at its option, purchase, redeem or otherwise acquire any shares of Series GG Preferred Stock.

                          (10) Redemption Upon Voluntary Dissolution, Liquidation, or Winding Up of the Corporation. The applicable redemption price payable upon any voluntary dissolution, liquidation, or winding up of the Corporation as specified in the second paragraph of paragraph (c) of Subparagraph "2" of Subdivision "A" of Section "III" of Paragraph "FIFTH" of the Restated Certificate of Incorporation shall be the par value of the Series GG Preferred Stock.

                 (l)      Series NN Preferred Stock

                          (1) Number and Designation of Series. A series consisting initially of 1,554,000 shares of the Preferred Stock of the par value of $25 per share is designated "Preferred Stock, $1.95, Series NN" (hereinafter called the "Series NN Preferred Stock").

                          (2) Dividend Rate. The dividend rate per annum of the shares of Series NN Preferred Stock is $1.95 per share. Dividends shall be calculated on the basis of a 30-day month and a year of 360 days.

                          (3) Dividend Payment Dates. The dividend payment dates for the shares of Series NN Preferred Stock are the first days of March, June, September and December; the initial dividend period for such shares shall commence on the day when such shares are issued and thereafter the dividend periods for such shares shall be the quarterly periods beginning on such dates commencing June 1, 1993.

                          (4)     Optional Redemption.  Subject to the
                 restrictions set forth in section (6) of this subdivision (l), at the option of the Board of Directors of the Corporation, the Corporation may, on or after March 1, 1998, redeem the whole or any part of the Series NN Preferred Stock at any time outstanding, at any time or from time to time, at the then applicable optional redemption price (hereinafter called the "optional redemption price"), plus accrued and unpaid dividends to the date of redemption. The optional redemption price at which Series NN Preferred Stock shall be redeemable is $26.95 per share if redeemed on or after March 1, 1998 and on or before February 28, 1999; $26.56 per share if redeemed thereafter and on or before February 29, 2000; $26.17 per share if redeemed thereafter and on or before February 28, 2001; $25.78 per share if redeemed thereafter and on or before February 28, 2002; $25.39 per share if redeemed thereafter and on or before February 28, 2003; and $25 per share if redeemed thereafter. The applicable optional redemption price at which the shares of Series NN Preferred Stock shall be redeemable as specified in this section (4) shall be deemed to be the "applicable redemption price" of Series NN Preferred Stock payable to the holders thereof for the purposes of optional redemptions, as specified in paragraph (d) of Subparagraph "2" of Subdivision "A" of Section "III" of Paragraph "FIFTH" of the Restated Certificate of Incorporation.

                          (5) Sinking Fund. As a sinking fund for the redemption of Series NN Preferred Stock, subject to the provisions of section (6) of this subdivision (l), on March 1, 1999, and on each March 1 thereafter, the Corporation shall redeem 77,700 shares of the Series NN Preferred Stock (or the number of shares of the Series NN Preferred Stock then outstanding if less than 77,700), in each case at a price of $25 per share, plus, in each case, accrued and unpaid dividends to the date of redemption. Notwithstanding the provisions of section (6) of this subdivision (l), the foregoing obligation of the Corporation to redeem Series NN Preferred Stock annually shall be cumulative. In addition, the Corporation shall have the noncumulative option on March 1, 1999 or any March 1 thereafter, to increase by up to 77,700 the number of shares of Series NN Preferred Stock otherwise required by this section (5) of this subdivision (l) to be redeemed on such March 1. At its option, the Corporation may credit against any sinking fund redemption required by this section (5) of this subdivision (l) any shares of Series NN Preferred Stock redeemed pursuant to Section (4) of this subdivision (l), redeemed pursuant to the next preceding sentence or acquired pursuant to section (9) of this subdivision (l) below. All shares of Series NN Preferred Stock redeemed pursuant to section (4) of this subdivision (l) or this section (5) of this subdivision (l) and all shares of Series NN Preferred Stock credited against any sinking fund redemption obligation pursuant to this section (5) of this subdivision (l) shall be cancelled.

                          (6) Restrictions on Optional Redemption and Sinking Fund Redemption. Unless full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series NN Preferred Stock other than shares of Series NN Preferred Stock previously or then to be called for redemption, the Corporation shall not redeem pursuant to sections (4) or (5) of this subdivision (l) less than all of the then outstanding shares of Series NN Preferred Stock.

                          The obligation of the Corporation to redeem shares
                 for the sinking fund as provided in section (5) of this subdivision (l) shall be subject to any restrictions now existing in the Corporation's Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, as heretofore supplemented (including any extension of said existing restrictions in said Indenture of Mortgage and Deed of Trust for the benefit of any series of Bonds hereafter issued thereunder) and to any applicable restrictions of law.

                          (7)     Restrictions on Payments on Junior Stock.
                 The Corporation shall not declare or pay or set apart any dividend for the Common Stock or any other class of stock ranking junior to the Series NN Preferred Stock, or make any payment on account of, or set apart money for a sinking or analogous fund for, the purchase, redemption or other retirement of the Common Stock or any other class of stock ranking junior to the Series NN Preferred Stock, or make any distribution in respect thereof, either directly or indirectly, and whether in cash or property or obligations or stock of the Corporation, unless at the date of declaration in the case of any such dividend, or at the date of any such other payment, setting apart or distribution, full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series NN Preferred Stock, other than shares of Series NN Preferred Stock previously or then to be called for redemption.

                          (8) Restrictions on Sinking Fund Payments on Other Stock. The Corporation shall not redeem or purchase any shares ranking on a parity with the Series NN Preferred Stock as to assets or dividends, pursuant to any sinking fund (which term shall include any analogous requirement) for the redemption or purchase of such shares, and shall not set apart money for any such fund, at any time when the sinking fund redemption required by section (5) of this subdivision (l) shall be in arrears; except that, at any time when the sinking fund redemption required by section (5) of this subdivision
                 (l) shall be in arrears and when arrears exist in respect of any sinking fund or analogous fund retirement required for any shares ranking as aforesaid on a parity with the Series NN Preferred Stock, the Corporation may redeem or purchase for the respective funds shares of Series NN Preferred Stock and such other shares, pro rata, as nearly as practicable, according to the amounts in dollars of the arrears in the redemptions or purchases required for the respective funds.

                          (9) Acquisition of Series NN Preferred Stock. Except as hereinbefore provided, the Corporation may, at its option, purchase, redeem or otherwise acquire any shares of Series NN Preferred Stock.

                          (10) Redemption Upon Voluntary Dissolution, Liquidation, or Winding Up of the Corporation. The applicable redemption price payable upon any voluntary dissolution, liquidation, or winding up of the Corporation as specified in the second paragraph of paragraph (c) of Subparagraph "2" of Subdivision "A" of Section "III" of Paragraph "FIFTH" of the Restated Certificate of Incorporation shall be the par value of the Series NN Preferred Stock."

                 (m)      Series QQ Preferred Stock

                          (1) Number and Designation of Series. A series consisting initially of 3,464,000 shares of the Preferred Stock of the par value of $25 per share is designated "Preferred Stock, 7.05%, Series QQ" (hereinafter called the "Series QQ Preferred Stock").

                          (2) Dividend Rate. The dividend rate per annum of the shares of Series QQ Preferred Stock is $1.7625 per share. Dividends shall be calculated on the basis of a 30-day month and a year of 360 days.

                          (3) Dividend Payment Dates. The dividend payment dates for the shares of Series QQ Preferred Stock are the first days of May, August, November and February, commencing August 1, 1993; the initial dividend period for such shares shall commence on the day when such shares are issued and thereafter the dividend periods for such shares shall be the quarterly periods beginning on such dates, commencing August 1, 1993.

                          (4) Optional Redemption. The Series QQ Preferred Stock will not be subject to optional redemption.

                          (5) Mandatory Redemption. Subject to the restrictions set forth in section (6) of this subdivision (m), the Corporation shall redeem on May 1, 2001, all of the outstanding shares of Series QQ Preferred Stock at $25 per share, plus accrued and unpaid dividends to the date of redemption. In the case of a redemption of Series QQ Preferred Stock as specified in this section (5), the Company shall take the action and provide the notice specified in paragraph (d) of Subparagraph "2" of Subdivision "A" of Section "III" of Paragraph "FIFTH" of the Restated Certificate of Incorporation, with respect to optional redemption of Preferred Stock.

                          (6) Restrictions on Mandatory Redemption. Unless full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series QQ Preferred Stock, the Corporation shall not redeem pursuant to section (5) of this subdivision (m) less than all of the then outstanding shares of Series QQ Preferred Stock.

                          The obligation of the Corporation to redeem shares as
                 provided in section (5) of this subdivision (m) shall be subject to any restrictions now existing in the Corporation's Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, as heretofore supplemented (including any extension of said existing restrictions in said Indenture of Mortgage and Deed of Trust for the benefit of any series of Bonds hereafter issued thereunder) and to any applicable restrictions of law.

                          (7)     Restrictions on Payments on Junior Stock.
                 The Corporation shall not declare or pay or set apart any dividend for the Common Stock or any other class of stock ranking junior to the Series QQ Preferred Stock, or make any payment on account of, or set apart money for a sinking or analogous fund for, the purchase, redemption or other retirement of the Common Stock or any other class of stock ranking junior to the Series QQ Preferred Stock, or make any distribution in respect thereof, either directly or indirectly, and whether in cash or property or obligations or stock of the Corporation, unless at the date of declaration in the case of any such dividend, or the date of any such other payment, setting apart or distribution, full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series QQ Preferred Stock, other than shares of Series QQ Preferred Stock previously or then to be called for redemption.

                          (8) Restrictions on Sinking Fund Payments on Other Stock. The Corporation shall not redeem or purchase any shares ranking on a parity with the Series QQ Preferred Stock as to assets or dividends, pursuant to any sinking fund requirement (which terms shall include any analogous requirement) for the redemption or purchase of such shares, and shall not set apart money for any such requirement, at any time when the redemption required by section (5) of this subdivision (m) shall be in arrears; except that, at any time when the redemption required by section (5) of this subdivision (m) shall be in arrears and when arrears exist in respect of any sinking fund or analogous requirement for any shares ranking as aforesaid on a parity with the Series QQ Preferred Stock, the Corporation may redeem or purchase for the respective requirements shares of Series QQ Preferred Stock and such other shares, pro rata, as nearly as practicable, according to the amounts in dollars of the arrears in the redemptions or purchases required for the respective requirements.

                          (9) Acquisition of Series QQ Preferred Stock. Except as hereinbefore provided, the Corporation may, at its option, purchase, redeem or otherwise acquire any shares of Series QQ Preferred Stock.

                          (10) Redemption Upon Voluntary Dissolution, Liquidation, or Winding Up of the Corporation. The applicable redemption price payable upon any voluntary dissolution, liquidation, or winding up of the Corporation as specified in the second paragraph of paragraph (c) of Subparagraph "2" of Subdivision "A" of Section "III" of Paragraph "FIFTH" of the Restated Certificate of Incorporation shall be the par value of the Series QQ Preferred Stock.

                 (n)      Series UU PREFERRED STOCK

                          (1) Number and Designation of Series. A series consisting initially of 2,240,000 shares of the Preferred Stock of the par value of $25 per share is designated `Preferred Stock, 6.875%, Series UU' (hereinafter called the `Series UU Preferred Stock').

                          (2) Dividend Rate. The dividend rate per annum of the shares of Series UU Preferred Stock is $1.71875 per share. Dividends shall be calculated on the basis of a 30-day month and a year of 360 days.

                          (3) Dividend Payment Dates. The dividend payment dates for the shares of Series UU Preferred Stock are the fifteenth days of January, April, July and October, commencing January 15, 1994; the initial dividend period for such shares shall commence on the day when such shares are issued and thereafter the dividend periods for such shares shall be the quarterly periods beginning on such dates, commencing January 15, 1994.

                          (4)     Optional Redemption.  Subject to the
                 restrictions set forth in section (6) of this subdivision (n), at the option of the Board of Directors of the Corporation, the Corporation may, on or after October 15, 2003, redeem the whole or any part of the Series UU Preferred Stock at any time outstanding, at any time or from time to time, at $25 per share (hereinafter called the "optional redemption price"), plus accrued and unpaid dividends to the date of redemption. The optional redemption price at which the shares of Series UU Preferred Stock shall be redeemable as specified in this section (4) shall be deemed to be the "applicable redemption price" of Series UU Preferred Stock payable to the holders thereof for the purposes of optional redemptions, as specified in paragraph (d) of Subparagraph "2" of Subdivision "A" of Section "III" of Paragraph "FIFTH" of the Restated Certificate of Incorporation.

                          (5) Sinking Fund. As a sinking fund for the redemption of Series UU Preferred Stock, subject to the provisions of section (6) of this subdivision (n), on October 15, 1999, and on each October 15 thereafter, the Corporation shall redeem 112,000 shares of the Series UU Preferred Stock (or the number of shares of the Series UU Preferred Stock then outstanding if less than 112,000), in each case at a price of $25 per share, plus, in each case, accrued and unpaid dividends to the date of redemption. Notwithstanding the provisions of section (6) of this subdivision (n), the foregoing obligation of the Corporation to redeem Series UU Preferred Stock annually shall be cumulative. In addition, the Corporation shall have the noncumulative option on October 15, 1999 or any October 15 thereafter, to increase by up to 112,000 the number of shares of Series UU Preferred Stock otherwise required by this section (5) of this subdivision (n) to be redeemed on such October 15. At its option, the Corporation may credit against any sinking fund redemption required by this section (5) of this subdivision (n) any shares of Series UU Preferred Stock redeemed pursuant to section (4) of this subdivision (n), redeemed pursuant to the next preceding sentence or acquired pursuant to section (9) of this subdivision (n) below. All shares of Series UU Preferred Stock redeemed pursuant to section (4) of this subdivision (n) or this section (5) of this subdivision (n) and all shares of Series UU Preferred Stock credited against any sinking fund redemption obligation pursuant to this section (5) of this subdivision (n) shall be cancelled.

                          (6) Restrictions on Optional Redemption and Sinking Fund Redemption. Unless full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series UU Preferred Stock other than shares of Series UU Preferred Stock previously or then to be called for redemption, the Corporation shall not redeem pursuant to sections (4) or (5) of this subdivision (n) less than all of the then outstanding shares of Series UU Preferred Stock.

                          The obligation of the Corporation to redeem shares
                 for the sinking fund as provided in section (5) of this subdivision (n) shall be subject to any restrictions now existing in the Corporation's Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, as heretofore supplemented (including any extension of said existing restrictions in said Indenture of Mortgage and Deed of Trust for the benefit of any series of Bonds hereafter issued thereunder) and to any applicable restrictions of law.

                          (7)     Restrictions on Payments on Junior Stock.
                 The Corporation shall not declare or pay or set apart any dividend for the Common Stock or any other class of stock ranking junior to the Series UU Preferred Stock, or make any payment on account of, or set apart money for a sinking or analogous fund for, the purchase, redemption or other retirement of the Common Stock or any other class of stock ranking junior to the Series UU Preferred Stock, or make any distribution in respect thereof, either directly or indirectly, and whether in cash or property or obligations or stock of the Corporation, unless at the date of declaration in the case of any such dividend, or at the date of any such other payment, setting apart or distribution, full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Series UU Preferred Stock, other than shares of Series UU Preferred Stock previously or then to be called for redemption.

                          (8) Restrictions on Sinking Fund Payments on Other Stock. The Corporation shall not redeem or purchase any shares ranking on a parity with the Series UU Preferred Stock as to assets or dividends, pursuant to any sinking fund requirement (which terms shall include any analogous requirement) for the redemption or purchase of such shares, and shall not set apart money for any such requirement, at any time when the sinking fund redemption required by section (5) of this subdivision (n) shall be in arrears; except that, at any time when the sinking fund redemption required by section
                 (5) of this subdivision (n) shall be in arrears and when arrears exist in respect of any sinking fund or analogous requirement for any shares ranking as aforesaid on a parity with the Series UU Preferred Stock, the Corporation may redeem or purchase for the respective requirements shares of Series UU Preferred Stock and such other shares, pro rata, as nearly as practicable, according to the amounts in dollars of the arrears in the redemptions or purchases required for the respective requirements.

                          (9) Acquisition of Series UU Preferred Stock. Except as hereinbefore provided, the Corporation may, at its option, purchase, redeem or otherwise acquire any shares of Series UU Preferred Stock.

                          (10) Redemption Upon Voluntary Dissolution, Liquidation, or Winding up of the Corporation. The applicable redemption price payable upon any voluntary dissolution, liquidation, or winding up of the Corporation as specified in the second paragraph of paragraph (c) of Subparagraph "2" of Subdivision "A" of Section "III" of Paragraph "FIFTH" of the Restated Certificate of Incorporation shall be the par value of the Series UU Preferred Stock."


                              B.  PREFERENCE STOCK

         1. The Preference Stock may be issued from time to time in one or more series, the shares of each such series to have such designations, preferences, privileges and voting powers, and restrictions or qualifications thereof, as are provided herein or as may be fixed from time to time prior to the issuance of such series by the Board of Directors; subject, however, to the prior rights of the holders of Preferred Stock set forth in Subdivision "A" of Section "III" of Paragraph "FIFTH" hereof, as to the payment of dividends and as to distributions upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation and in the provisions for particular series of Preferred Stock as to the retirement of shares pursuant to a sinking fund or fund of a similar nature, if any; and the Board of Directors is hereby expressly authorized to fix from time to time before issuance, the designations, preferences, privileges and voting powers of each such series which are not fixed herein, and the restrictions or qualifications thereof.

         2. The following designations, preferences, privileges and voting powers, and restrictions or qualifications thereof, shall apply to all shares of Preference Stock authorized by this certificate, provided, however, that the

Corporation may in the manner provided by law authorize and issue additional shares of Preference Stock:

                 (a) The holders of each series of Preference Stock shall be entitled to receive, if and when declared payable by the Board of Directors out of assets legally available for the payment of dividends, cumulative cash dividends at such rate per share and payable quarterly on such dates as shall be fixed by resolution adopted by the Board of Directors prior to the issuance of such series. Dividends on shares of each series of Preference Stock shall commence to accrue on and be cumulative from such day as shall be fixed by resolution of the Board of Directors at the time of, or prior to, the issuance of said series. If for any past dividend period or periods dividends shall not have been paid or declared and set apart for payment, upon all outstanding shares of Preference Stock at the rate per annum applicable thereto, the deficiency shall be fully paid or declared and payment thereof shall be provided therefor (at any time without reference to any payment date) before any dividends shall be declared or paid or any amount provided therefor with respect to the Common Stock or any other class of stock ranking junior to the Preference Stock. Accumulations of dividends shall not bear interest. In case the stated dividends are not paid in full, the shares of all series of the Preference Stock shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full.

                 (b) The holders of Preference Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in paragraph (a) hereof.

                 (c) Upon any involuntary dissolution, liquidation, or winding up of the Corporation, the holders of shares of Preference Stock shall be entitled to receive out of the assets of the Corporation the involuntary liquidating value of their shares, which, with respect to any series of Preference Stock, shall be such amount not in excess of the consideration therefor as may be determined by the Board of Directors, prior to issuance of each series of Preference Stock, plus, in the case of each share, an amount equal to all dividends on such share accrued and unpaid thereon to the date of payment upon such dissolution, liquidation or winding up of the Corporation, before any distribution of the assets to be distributed shall be made to the holders of the Common Stock or any other class of stock ranking junior to the Preference Stock.

                 Upon any voluntary dissolution, liquidation, or winding up of the Corporation, the holders of shares of Preference Stock shall be entitled to receive out of the assets of the Corporation the then applicable redemption price, if any, of their shares, plus, in the case of each share, an amount equal to all dividends on such share accrued and unpaid thereon to the date of payment upon such dissolution, liquidation or winding up of the Corporation, before any distribution of assets to be distributed shall be made to the holders of the Common Stock or any other class of stock ranking junior to the Preference Stock.

                 In case the amounts payable on liquidation are not paid in full, the shares of all series shall share ratably in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

                 After payment to the holders of Preference Stock of the preferential amounts to which they are entitled upon an involuntary or upon a voluntary dissolution, liquidation or winding up, as the case may be, as hereinabove provided, the holders of Preference Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation, either upon any distribution of surplus assets, or upon involuntary or upon voluntary dissolution, liquidation or winding up.

                 The sale, lease, exchange, assignment, transfer or conveyance of all or substantially all the property of the Corporation to, or the merger or consolidation of the Corporation into or with, any other corporation shall not be deemed to be an involuntary or voluntary dissolution, liquidation or winding up for the purposes of this paragraph (c).

                 (d) The Board of Directors of the Corporation, at its option, may establish for one or more series of Preference Stock, prior to the issuance of each series of Preference Stock by the Board of Directors, limitations on the issuance of additional shares of Preference Stock based upon the net earnings of the Corporation. The Board of Directors shall, when establishing such limitation, provide the method of computation therefor.

                 (e) The Board of Directors of the Corporation may reserve the right to redeem the whole or any part of any series of the Preference Stock at any time outstanding, at any time or times, at the then applicable redemption price thereof, upon such conditions as may be fixed by resolution adopted by the Board of Directors prior to the issuance of such series, plus payment of accrued and unpaid dividends to the date of redemption; provided, however, that upon redemption of any outstanding shares of Preference Stock, not less than thirty (30) nor more than sixty (60) days previous to the date fixed for redemption, notice of the time and place thereof shall be given to the holders of record of Preference Stock so to be redeemed, either by mail and publication in a newspaper, printed in the English language and customarily published on each business day, of general circulation in the Borough of Manhattan, City and State of New York, in such manner as may be prescribed by the By-laws of the Corporation or by resolution of the Board of Directors; and, provided further, that the accidental failure to mail any such notice to one or more of such holders shall not affect the validity of such redemption as to the other holders, and that such notice shall be deemed to have been duly given to any holder of the Preference Stock within the meaning of the foregoing provision when the same shall have been published as aforesaid and a copy deposited in the United States mails, postage prepaid, addressed to such holder at his last known address as it appears on the books of the Corporation; and, provided further, that such notice shall include a statement to the effect that privileges of conversion or exchange, if any, not theretofore expiring, will expire at the close of business on the full business day next preceding the date fixed for redemption; and, provided further, that in every case of the redemption of less than all of the outstanding shares of any one series of Preference Stock, such redemption shall be made in such manner as may be prescribed by resolution adopted by the Board of Directors prior to the issuance of such series. At any time after notice of redemption has been given in the manner prescribed by the By-laws of the Corporation or by resolution of the Board of Directors to the holders of stock so to be redeemed, the Corporation may deposit funds sufficient for such redemption with a solvent bank or trust company having its principal office in the Borough of Manhattan, City and State of New York and having a combined capital and surplus of at least $5,000,000 named in such notice payable on the date fixed for redemption as aforesaid, and in the amounts aforesaid, to the respective orders of the holders of the shares so to be redeemed, on endorsement to the Corporation or otherwise, as may be required and upon surrender of the certificates for such shares. Upon the deposit of said money as aforesaid, or, if no such deposit is made, upon said redemption date, (unless the Corporation defaults in making payment of the redemption price) such holders shall cease to be stockholders with respect to said shares, and from and after the making of said deposit, or if no such deposit is made, after the redemption date (the Corporation not having defaulted in making the payment of the redemption price), the said holders shall have no interest in or claims against the Corporation with respect to said shares except only the right to receive said moneys as of the date fixed for redemption, as aforesaid, from said bank or trust company, or from the Corporation, as the case may be, without interest thereon, upon endorsement, if required, and surrender of the certificates as aforesaid and the right to exercise, on or before the close of business on the full business day next preceding the date fixed for redemption, privileges of conversion or exchange, if any, not theretofore expiring.

                 Any moneys deposited by the Corporation as aforesaid which shall not be required for such redemption because of the exercise of any such right of conversion or exchange subsequent to the date of such deposit shall be repaid to the Corporation forthwith.

                 Subject to the provisions hereof, the Board of Directors shall have authority to prescribe from time to time the manner in which Preference Stock shall be redeemed and cancelled.

                 Nothing herein contained shall limit or deprive the Corporation of the right to redeem or purchase any shares of Preference Stock in any other manner now or hereafter permitted by law.

                 (f) Except as hereinafter provided and except as some provision of law expressly confers a right to vote regardless of any provision to the contrary in this Certificate or other Certificates filed pursuant to law, the holders of Preference Stock shall not be entitled to any notice of meetings of stockholders of the Corporation, or to vote, or to any voting rights whatsoever as stockholders of the Corporation, and are hereby specifically excluded from the right to vote in a proceeding for authorizing any guaranty pursuant to Section 908 of the Business Corporation Law, for sale of the franchises and property pursuant to Section 909 of the Business Corporation Law, for establishing priorities or creating preferences among the various classes of stock pursuant to
         Section 801 of the Business Corporation Law, for consolidation or merger pursuant to Section 901 of the Business Corporation Law, for voluntary dissolution pursuant to Section 1001 of the Business Corporation Law, or in the election of directors or in any other proceeding or at any stockholders' meeting; subject to the following:

                          (1) So long as any shares of Preference Stock are outstanding, the Corporation shall not without the consent (given in person or by proxy, in writing or at a meeting duly called for that purpose in accordance with Section 605 of the Business Corporation Law of the State of New York or as otherwise permitted by law) of the holders of at least two-thirds of the total number of shares of Preference Stock then outstanding:

                                  (A)      amend, alter, change or repeal any
                          of the express terms of the Preference Stock then outstanding in a manner to affect the holders of such shares adversely otherwise than to increase the authorized number of shares of Preference Stock, provided, however, that if such amendment, alteration, change or repeal would adversely affect the holders of one or more, but not all, of the series of Preference Stock at the time outstanding, consent of the holders of at least two-thirds of the total number of shares of all such series so affected shall be required in lieu of the consent of the holders of at least two-thirds of the total number of shares of Preference Stock then outstanding, or:

                                  (B)      create or authorize any class of
                          stock having a preference superior to the preferences of the Preference Stock as to assets or dividends, or create or authorize any security convertible into shares of stock of any such kind; provided, however, that the holders of the Preference Stock shall have no voting rights with respect to an increase in the authorized number of shares of the Preferred Stock or with respect to the issuance of any series of the Preferred Stock.

                          (2) So long as any shares of Preference Stock are outstanding, the Corporation shall not without the consent (given in person or by proxy, in writing or at a meeting duly called for that purpose in accordance with Section 605 of the Business Corporation Law of the State of New York or as otherwise permitted by law) of the holders of a majority of the total number of shares of Preference Stock then outstanding, increase the authorized number of shares of Preference Stock.

                          (3) If and when dividends payable on any shares of Preference Stock shall be in default in an amount equivalent to or exceeding six (6) full quarterly dividends, thereafter and until all dividends on the shares of Preference Stock in default shall have been paid or declared and set aside for payment, the holders of the shares of Preference Stock, voting separately as a class and regardless of series shall be entitled to elect two (2) directors of the Corporation, and subject to the provisions of Paragraph "FIFTH", Section "III", Subdivision "A", and Subparagraph "2(e)(3)" hereof, the holders of the shares of Common Stock, voting separately as a class, shall be entitled to elect the remaining directors of the Corporation, anything herein or in the By-laws to the contrary notwithstanding. The term of office of any director of the Corporation shall not be affected by the special rights of the holders of the Preference Stock to elect directors as herein described; and the term of office of each director then serving shall continue until a successor has been duly elected and shall qualify.

                          (4) If and when all dividends then in default on the shares of Preference Stock then outstanding shall be paid or declared and set aside for payment (and such dividends shall be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the holders of shares of Preference Stock shall be divested of the special right with respect to the election of directors provided in Paragraph "FIFTH", Section "III", Subdivision "B", Subparagraphs "2(f)(3)" to "2(f)(6)", inclusive, hereof, and the voting power with respect thereto, shall revert to the holders of the shares of the Common Stock; but always subject to the same provisions for vesting such special right in the holders of the shares of Preference Stock in case of further like default or defaults in dividends thereon as provided in Paragraph "FIFTH", Section "III", Subdivision "B", Subparagraphs "2(f)(3)" to "2(f)(6)", inclusive, hereof. Upon the termination of any such special right upon payment or setting aside for payment of all accumulated and defaulted dividends on the shares of Preference Stock, the terms of office of all persons who may have been elected directors of the Corporation by vote of the holders of the shares of Preference Stock, as a class, pursuant to such special right shall forthwith terminate, and the resulting vacancies shall be filled by the vote of a majority of the remaining directors.

                          (5) In the case of any vacancy in the office of a director occurring among the directors elected by the holders of the shares of Preference Stock voting as a class, pursuant to the foregoing provisions hereof, the remaining director so elected may elect a successor to hold office for the unexpired term of the director whose place shall be vacant, and such successor shall be deemed to have been elected by such holders.

                          (6) Whenever under the provisions hereof, the right shall have accrued to the holders of the shares of Preference Stock to elect directors, the Board of Directors shall within ten (10) days after delivery to the Corporation at its principal office of a request to such effect signed by any holder of shares of any series of Preference Stock entitled to vote, call a special meeting of the stockholders to be held within fifty (50) days from the delivery of such request for the purpose of electing directors (unless under the provisions of the By-laws of the Corporation as then in effect, an annual meeting of stockholders of the Corporation is to be held within sixty (60) days after the vesting in the holders of the Preference Stock of the right to elect directors). At all meetings of stockholders held for the purpose of electing directors during such time as the holders of the shares of Preference Stock shall have the special right to elect directors pursuant hereto, the presence in person or by proxy of the holders of a majority of the outstanding shares of the Preference Stock shall be required to constitute a quorum of such class for the election of directors and the presence in person or by proxy of the holders of a majority of the votes entitled to be cast by the holders of the total number of the outstanding shares of any other class entitled to vote at such meeting shall be required to constitute a quorum of that other class; provided, however, that the absence of a quorum of the holders of stock of any such class shall not prevent the election of directors at any such meeting (or at any adjournment thereof) by the other such class or classes if the necessary quorum of the holders of stock of such class or classes is present in person or by proxy at such meeting; in the absence of a quorum of the holders of stock of any class of stock with general or special rights of voting at such meeting, a majority of those holders of the stock of such class who are present in person or by proxy shall have power to adjourn the meeting for the election of the directors to be elected by such class from time to time without notice other than announcement at the meeting, until a quorum shall be present in person or by proxy, but such adjournment shall not be made to a date beyond the date for the mailing of notice of the next annual meeting of the Corporation or special meeting in lieu thereof.

                          (7) At all meetings of the stockholders of the Corporation at which the holders of Preference Stock are entitled to vote they shall be entitled to one vote for each share of such Preference Stock held by them respectively.

                 (g) Except as may be authorized by resolution of the Board of Directors of the Corporation prior to the issuance of a series of Preference Stock, the holders of shares of such series of Preference Stock at any time outstanding shall have no preemptive or preferential right to subscribe for or purchase any shares of stock, or rights or options to purchase shares of stock whether now or hereafter authorized, or any securities convertible into or exchangeable for shares of stock or into rights or options to purchase shares of stock of the Corporation of any class.


                                C.  COMMON STOCK

         1. At all meetings of the Stockholders of the Corporation, the holders of the Common Stock shall be entitled to one vote for each share of Common Stock held by them respectively, provided, however, that at all elections of directors of the Corporation, subject to the powers of the holders of Preferred Stock set forth in Paragraph "FIFTH", Section

"III", Subdivision "A" hereof and to the powers of the holders of Preference Stock set forth in Paragraph "FIFTH", Section "III", Subdivision "B" hereof, each holder of Common Stock shall be entitled to as many votes as shall equal the number of votes which (except for this proviso as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of Common Stock multiplied by the number of directors to be elected, and he may cast all such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he may see fit.

         2. Whenever full cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared and set apart for payment on the then outstanding Preferred Stock, Preference Stock and other stock having priority as to dividends over the Common Stock and all obligations, if any, of the Company to retire shares of the Preferred Stock or Preference Stock pursuant to a sinking fund or fund of a similar nature shall have been met in full, the Board of Directors may, but only out of assets legally available for the payment of dividends, declare and pay dividends on the Common Stock.

         3. In the event of any liquidation, dissolution or winding up of the Corporation or any other proceeding resulting in any distribution of all its assets to its stockholders, after there shall have been paid to or set apart for holders of all then outstanding stock having priority over the Common Stock the full preferential amounts to which they are respectively entitled, the holders of the Common Stock shall be entitled to receive pro rata all of the remaining assets of the Corporation available for distribution to its stockholders.

         4. Authorized shares of Common Stock may be sold for such consideration as, from time to time, may be fixed by the Board of Directors.

         5. The holders of shares of Common Stock at any time outstanding shall have no preemptive or preferential right to subscribe for or purchase any shares of stock, or rights or options to purchase shares of stock whether now or hereafter authorized, or any securities convertible into or exchangeable for shares of stock or into rights or options to purchase shares of stock of the Corporation of any class.

         SIXTH:  The duration of the Corporation is to be perpetual.

         SEVENTH: The Secretary of State is designated as the Agent of the Corporation upon whom process in any action or proceeding against the Corporation may be served.

         EIGHTH: The Board of Directors of the Corporation, none of whom need be stockholders, shall be not less than seven (7), nor more than fifteen (15).

         NINTH: I. The Board of Directors shall have the power from time to time to fix and determine and to vary the amount to be reserved as working capital of the Corporation and, before the payment of any dividends or making any distribution of profits, it may set aside out of the surplus or net profits of the Corporation such sum or sums as it may from time to time in its absolute discretion think proper whether as a reserve fund to meet contingencies or for the equalizing of dividends or for repairing or maintaining any property of the Corporation or for such corporate purposes as the Board shall think conducive to the interests of the Corporation, subject only to such limitations as the By-laws may from time to time impose.

         II. The Board of Directors shall also have power, except as otherwise provided by law, to make, alter, amend and repeal the By-laws of the Corporation; and to make and determine the use and disposition of any surplus or net profits over and above the capital of the Corporation.

         III. The Board of Directors shall have the power to appoint an Executive Committee from among their number, which Committee, to the extent and in the manner provided in the By-laws of the Corporation, shall have and may exercise all of the powers of the Board of Directors, so far as may be permitted by law, in the management of the business and affairs of the Corporation whenever the Board of Directors is not in session.

         TENTH: No director of the Corporation shall have personal liability to the Corporation or its shareholders for damages for any breach of duty as a director except for liability if a judgment or other final adjudication adverse to such director establishes that the acts or omissions of the director were in bad faith or involved intentional misconduct or a knowing violation of law or that the director personally gained in fact a financial profit or other advantage to which such director was not legally entitled or that the acts of such director violated Section 719 of the New York Business Corporation Law.

         Notwithstanding the foregoing, nothing in this Paragraph TENTH shall eliminate or limit the liability of a director for any act or omission which occurred prior to the date of the adoption of the Certificate of Amendment to the Restated Certificate of Incorporation that includes this Article. No amendment to or repeal of this Article nor the adoption of any provision of the Restated Certificate of Incorporation inconsistent with this Article shall apply to or have any adverse effect on any right or protection of any director of the Corporation for or with respect to any acts or omissions of such director which had occurred prior to the adoption of a Certificate of Amendment to the Restated Certificate of Incorporation that includes such amendment, repeal or adoption of an inconsistent provision.

         If the Business Corporation Law of New York is amended hereafter to expand or further limit the liability of a director, then the liability of a director of the Corporation shall be expanded to the extent required or limited to the extent permitted by the Business Corporation Law of New York, as so amended.

         ELEVENTH: The Corporation is a gas and electric corporation, subject to the jurisdiction of the Public Service Commission of the State of New York, and is presently engaged in supplying gas and electric service in Suffolk and Nassau Counties, and in the Fifth Ward of the Borough and County of Queens, City of New York.

         6. This Restated Certificate of Incorporation has been duly authorized by the Board of Directors of Long Island Lighting Company pursuant to Section 807 of the New York Business Corporation Law.

         IN WITNESS WHEREOF, we have made and subscribed this Certificate and affirm the same as true under the penalties of perjury, this 11th day of November, 1993.



                                                   /s/ ANTHONY F. EARLEY, JR.
                                                       ----------------------
                                                       ANTHONY F. EARLEY, JR.
                                                       President


                                                    /s/ KATHLEEN A. MARION
                                                        ---------------------
                                                        KATHLEEN A. MARION
                                                        Secretary